UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-10067

Eaton Vance Variable Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

December 31

Date of Fiscal Year End

December 31, 2015

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

VT Floating-Rate Income Fund

Annual Report

December 31, 2015

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of the Fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2015

Eaton Vance

VT Floating-Rate Income Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	31

Management and Organization	32

Important Notices	35

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2015

Management’s Discussion of Fund Performance1

Economic and Market Conditions

During the fiscal year ended December 31, 2015, the U.S. floating-rate loan market experienced broadly declining loan prices only partially offset by interest income. As a result, the S&P/LSTA Leveraged Loan Index,2 a loan market barometer, returned –0.69% for the 12-month period.

The period was dominated by risk-averse sentiment among investors. Slowing growth in China, declining prices for oil and other commodities, weakness in the global economic recovery and uncertainty regarding the Federal Reserve’s expected rate hike all dragged on returns of most asset classes across capital markets, including floating-rate loans.

Loan prices edged lower in the secondary market as retail investors exited loan-focused investments. Further downward pressure on loan prices came from high-yield bond funds that sold floating-rate loan holdings to cover redemptions. Meanwhile, institutional loan investors generally stayed the course, with strong demand exhibited in both collateralized loan obligations and traditional institutional channels.

Performance trends within the loan market were bifurcated in a number of ways during the period. Of note, larger and more actively traded loans underperformed less liquid loans, resulting from selling pressure in retail products. Loans in industries affected by declining commodity prices — including oil & gas, metals & mining and utilities — were among the worst performing loans during the period. Meanwhile, investor preference for quality showcased itself in credit tier performance, with higher-quality loans generally outperforming lower-rated issues.

With the U.S. economy continuing its uneven but gradual recovery, the default rate, a measure of corporate health and credit risk in the market, was 1.54%, well below the market’s 10-year average of 2.59%, according to Standard & Poor’s Leveraged Commentary & Data.

Fund Performance

For the fiscal year ended December 31, 2015, Eaton Vance VT Floating-Rate Income Fund (the Fund) Initial Class shares at net asset value (NAV) had a total return of –0.99%. By comparison, the Fund’s benchmark, the S&P/LSTA Leveraged Loan Index (the Index), returned –0.69% for the same period. Index returns do not reflect the effect of any applicable sales charges, commissions, or expenses.

The Fund has historically tended to overweight higher-rated loans relative to the Index. This strategy may help the Fund experience limited credit losses over the long run, but it may detract from relative performance versus the Index in times when lower-rated loans perform well. By contrast, the strategy may aid relative returns versus the Index in times when higher-rated loans perform well, as was the fact over the course of the period.

For the 12-month period, BB-rated6 loans in the Index returned 2.23%, B-rated loans in the Index returned -0.82%, CCC-rated loans in the Index returned -8.43% and D-rated (defaulted) loans in the Index returned -42.86%. The negative performance of the D-rated category was due in large part to the continued decline of the defaulted loan issued by Energy Future Holdings (“EFH”), also known as TXU, a major Index component that defaulted during the Fund’s previous fiscal year but was not held by the Fund. Across the ratings tiers, the Fund’s overweight to higher-quality BB-rated loans, a ratings category that outperformed the overall Index during the period, and underweight to poorly performing CCC and D-rated loans, helped Fund performance versus the Index. (The Fund’s weighting in B-rated loans was nearly the same as that of the Index, and thus did not materially affect Fund performance versus the Index.) The Fund’s lack of exposure to the defaulted EFH loan was the largest individual contributor to performance versus the Index.

In contrast, a headwind related to issuer size detracted from Fund performance versus the Index. As the period was marked by heightened volatility and risk aversion by retail investors, more widely held and actively traded issues took the brunt of selling pressure from investors exiting the asset class. As these loans tend to be issued by the larger and more durable companies that the Fund has tended to favor, positioning in larger loans was a relative detractor to Fund performance versus the Index. By way of example, the S&P/LSTA U.S. Leveraged Loan 100 Index, a barometer of the largest loans within the broad Index, returned -2.75% for the one-year period, well below the return of the market at large as represented by the Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted.

2

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2015

Performance2,3

Portfolio Managers Scott H. Page, CFA, Craig P. Russ and Andrew Sveen, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Initial Class at NAV	05/02/2001	05/02/2001	–0.99%	2.62%	3.41%
ADV Class at NAV	04/15/2014	05/02/2001	–0.63	2.70	3.46
S&P/LSTA Leveraged Loan Index	—	—	–0.69%	3.41%	4.31%

% Total Annual Operating Expense Ratios[4]				Initial Class	ADV Class
				1.16%	0.91%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Initial Class of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
ADV Class	$10,000	12/31/2005	$14,049	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted.

3

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2015

Fund Profile

Top 10 Issuers (% of total investments)5

Avago Technologies Cayman Ltd.	1.3%
Asurion, LLC	1.3
Community Health Systems, Inc.	1.3
TransDigm, Inc.	1.1
Berry Plastics Holding Corporation	1.1
Reynolds Group Holdings, Inc.	1.0
First Data Corporation	1.0
Michaels Stores, Inc.	1.0
Supervalu, Inc.	1.0
Infor (US), Inc.	0.9
Total	11.0%

Top 10 Sectors (% of total investments)5

Health Care	10.9%
Electronics/Electrical	9.9
Business Equipment and Services	6.3
Chemicals and Plastics	6.1
Retailers (Except Food and Drug)	6.1
Financial Intermediaries	4.1
Leisure Goods/Activities/Movies	3.8
Automotive	3.6
Lodging and Casinos	3.4
Utilities	3.1
Total	57.3%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2015

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. S&P/LSTA U.S. Leveraged Loan 100 Index is an unmanaged index of the largest 100 facilities in the institutional leveraged loan market. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

There is no sales charge. Insurance-related charges are not included in the calculation of returns. If such charges were reflected, the returns would be lower. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of ADV Class is linked to Initial Class. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus.

[5]	Excludes cash and cash equivalents.
[6]

Credit ratings are categorized using S&P. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” are not rated by S&P.

Fund profile subject to change due to active management.

5

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2015

Fund Expenses

Example:  As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 – December 31, 2015).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) through which your investment in the Fund is made. Therefore, the second section of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts and to qualified pension and retirement plans, and will not help you determine the relative total costs of investing in the Fund through variable contracts. In addition, if these expenses and charges imposed under the variable contracts were included, your costs would be higher.

	Beginning Account Value (7/1/15)	Ending Account Value (12/31/15)	Expenses Paid During Period* (7/1/15 – 12/31/15)	Annualized Expense Ratio

Actual
Initial Class	$1,000.00	$969.60	$5.81	1.17%
ADV Class	$1,000.00	$970.90	$4.57	0.92%

Hypothetical
(5% return per year before expenses)
Initial Class	$1,000.00	$1,019.30	$5.95	1.17%
ADV Class	$1,000.00	$1,020.60	$4.69	0.92%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2015. Expenses shown do not include insurance-related charges.

6

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2015

Portfolio of Investments

Senior Floating-Rate Loans — 90.9%(1)

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Aerospace and Defense — 1.8%
BE Aerospace, Inc.
Term Loan, 4.00%, Maturing December 16, 2021	$704	$705,176
IAP Worldwide Services, Inc.
Revolving Loan, Maturing July 18, 2018(2)	133	119,087
Term Loan - Second Lien, 8.00%, Maturing July 18, 2019(3)	181	144,515
Silver II US Holdings, LLC
Term Loan, 4.00%, Maturing December 13, 2019	3,134	2,682,215
TransDigm, Inc.
Term Loan, 3.75%, Maturing February 28, 2020	5,067	4,960,594
Term Loan, 3.75%, Maturing June 4, 2021	1,182	1,154,173

		$9,765,760

Automotive — 3.3%
Affinia Group Intermediate Holdings, Inc.
Term Loan, 4.75%, Maturing April 27, 2020	$399	$399,534
Chrysler Group, LLC
Term Loan, 3.50%, Maturing May 24, 2017	2,726	2,720,942
Term Loan, 3.25%, Maturing December 31, 2018	1,806	1,793,166
CS Intermediate Holdco 2, LLC
Term Loan, 4.00%, Maturing April 4, 2021	2,389	2,357,771
Dayco Products, LLC
Term Loan, 5.25%, Maturing December 12, 2019	614	609,073
Federal-Mogul Holdings Corporation
Term Loan, 4.75%, Maturing April 15, 2021	2,592	2,292,790
Goodyear Tire & Rubber Company (The)
Term Loan - Second Lien, 3.75%, Maturing April 30, 2019	1,988	1,991,624
Horizon Global Corporation
Term Loan, 7.00%, Maturing June 30, 2021	293	282,262
MPG Holdco I, Inc.
Term Loan, 3.75%, Maturing October 20, 2021	1,493	1,461,801
Schaeffler AG
Term Loan, 4.25%, Maturing May 15, 2020	245	246,121
TI Group Automotive Systems, LLC
Term Loan, 4.50%, Maturing June 30, 2022	748	733,162
Tower Automotive Holdings USA, LLC
Term Loan, 4.00%, Maturing April 23, 2020	2,475	2,376,001
Visteon Corporation
Term Loan, 3.50%, Maturing April 9, 2021	379	376,619

		$17,640,866

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Beverage and Tobacco — 0.3%
Flavors Holdings, Inc.
Term Loan, 6.75%, Maturing April 3, 2020	$539	$482,461
Term Loan - Second Lien, 11.00%, Maturing October 3, 2021	1,000	945,000

		$1,427,461

Brokerage / Securities Dealers / Investment Houses — 0.1%
Astro AB Borrower, Inc.
Term Loan, 5.50%, Maturing April 30, 2022	$224	$221,776
Salient Partners L.P.
Term Loan, 7.50%, Maturing May 19, 2021	493	477,725

		$699,501

Building and Development — 2.5%
ABC Supply Co., Inc.
Term Loan, 3.50%, Maturing April 16, 2020	$525	$520,614
Auction.com, LLC
Term Loan, 6.00%, Maturing May 8, 2022	645	639,480
CPG International, Inc.
Term Loan, 4.75%, Maturing September 30, 2020	391	369,495
DTZ U.S. Borrower, LLC
Term Loan, 4.25%, Maturing November 4, 2021	1,617	1,580,495
Gates Global, Inc.
Term Loan, 4.25%, Maturing July 5, 2021	963	905,846
Headwaters Incorporated
Term Loan, 4.50%, Maturing March 24, 2022	124	124,634
Ply Gem Industries, Inc.
Term Loan, 4.00%, Maturing February 1, 2021	2,462	2,416,236
Quikrete Holdings, Inc.
Term Loan, 4.00%, Maturing September 28, 2020	591	585,856
RE/MAX International, Inc.
Term Loan, 4.25%, Maturing July 31, 2020	1,762	1,733,412
Realogy Corporation
Term Loan, 3.75%, Maturing March 5, 2020	3,673	3,655,561
Summit Materials Companies I, LLC
Term Loan, 4.25%, Maturing July 17, 2022	373	369,744
WireCo WorldGroup, Inc.
Term Loan, 6.00%, Maturing February 15, 2017	274	264,145

		$13,165,518

Business Equipment and Services — 6.0%
Acosta Holdco, Inc.
Term Loan, 4.25%, Maturing September 26, 2021	$2,475	$2,366,160

7	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Business Equipment and Services (continued)
AlixPartners, LLP
Term Loan, 4.50%, Maturing July 28, 2022	$374	$371,725
Altisource Solutions S.a.r.l.
Term Loan, 4.50%, Maturing December 9, 2020	1,623	1,420,396
Brock Holdings III, Inc.
Term Loan, 6.00%, Maturing March 16, 2017	472	440,795
CCC Information Services, Inc.
Term Loan, 4.00%, Maturing December 20, 2019	218	215,065
Ceridian, LLC
Term Loan, 4.50%, Maturing September 15, 2020	1,889	1,622,139
Corporate Capital Trust, Inc.
Term Loan, 4.00%, Maturing May 15, 2019	614	606,755
CPM Holdings, Inc.
Term Loan, 6.00%, Maturing April 11, 2022	174	173,145
Crossmark Holdings, Inc.
Term Loan, 4.50%, Maturing December 20, 2019	1,262	946,847
Education Management, LLC
Term Loan, 5.50%, Maturing July 2, 2020(3)	196	90,251
Term Loan, 8.50%, (2.00% Cash, 6.50% PIK), Maturing July 2, 2020(3)	344	84,882
EIG Investors Corp.
Term Loan, 5.00%, Maturing November 9, 2019	2,702	2,639,074
Emdeon Business Services, LLC
Term Loan, 3.75%, Maturing November 2, 2018	3,646	3,586,580
Extreme Reach, Inc.
Term Loan, 6.75%, Maturing February 7, 2020	882	869,547
Garda World Security Corporation
Term Loan, 4.00%, Maturing November 6, 2020	70	66,966
Term Loan, 4.00%, Maturing November 6, 2020	2,616	2,507,527
IG Investment Holdings, LLC
Term Loan, 5.25%, Maturing October 31, 2019	997	994,520
Term Loan, 6.00%, Maturing October 29, 2021	1,003	998,419
IMS Health Incorporated
Term Loan, 3.50%, Maturing March 17, 2021	507	493,129
Information Resources, Inc.
Term Loan, 4.75%, Maturing September 30, 2020	758	756,282
ION Trading Finance Limited
Term Loan, 4.25%, Maturing June 10, 2021	1,091	1,058,641
KAR Auction Services, Inc.
Term Loan, 3.50%, Maturing March 11, 2021	1,336	1,335,486
Kronos Incorporated
Term Loan, 4.50%, Maturing October 30, 2019	1,955	1,928,291
Match Group, Inc.
Term Loan, 5.50%, Maturing November 16, 2022	725	719,562

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Business Equipment and Services (continued)
MCS AMS Sub-Holdings, LLC
Term Loan, 7.50%, Maturing October 15, 2019	$326	$267,141
Monitronics International, Inc.
Term Loan, 4.25%, Maturing March 23, 2018	274	266,809
Term Loan, 4.50%, Maturing April 2, 2022	347	332,611
National CineMedia, LLC
Term Loan, 3.18%, Maturing November 26, 2019	250	248,437
PGX Holdings, Inc.
Term Loan, 5.75%, Maturing September 29, 2020	380	378,455
RCS Capital Corporation
Term Loan, 7.50%, Maturing April 29, 2019(3)	1,340	938,166
Sensus USA, Inc.
Term Loan, 4.50%, Maturing May 9, 2017	333	325,895
ServiceMaster Company
Term Loan, 4.25%, Maturing July 1, 2021	1,555	1,545,592
TNS, Inc.
Term Loan, 5.00%, Maturing February 14, 2020	351	346,916
Travelport Finance (Luxembourg) S.a.r.l.
Term Loan, 5.75%, Maturing September 2, 2021	866	849,828
WASH Multifamily Laundry Systems, LLC
Term Loan, 4.25%, Maturing May 14, 2022	30	28,971
Term Loan, 4.25%, Maturing May 14, 2022	169	165,427

		$31,986,432

Cable and Satellite Television — 1.1%
MCC Iowa, LLC
Term Loan, 3.75%, Maturing June 30, 2021	$566	$562,363
Mediacom Illinois, LLC
Term Loan, 3.50%, Maturing June 30, 2021	321	317,792
Neptune Finco Corp.
Term Loan, 5.00%, Maturing October 9, 2022	2,475	2,474,780
Numericable Group SA
Term Loan, 4.56%, Maturing July 31, 2022	250	240,000
Virgin Media Investment Holdings Limited
Term Loan, 3.50%, Maturing June 30, 2023	2,188	2,145,441

		$5,740,376

Chemicals and Plastics — 5.3%
A. Schulman, Inc.
Term Loan, 4.00%, Maturing June 1, 2022	$995	$988,781
Allnex (Luxembourg) & Cy S.C.A.
Term Loan, 4.50%, Maturing October 3, 2019	144	144,194
Allnex USA, Inc.
Term Loan, 4.50%, Maturing October 3, 2019	75	74,815

8	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Chemicals and Plastics (continued)
Aruba Investments, Inc.
Term Loan, 4.50%, Maturing February 2, 2022	$208	$205,288
Axalta Coating Systems US Holdings, Inc.
Term Loan, 3.75%, Maturing February 1, 2020	2,575	2,558,311
AZ Chem US, Inc.
Term Loan, 4.50%, Maturing June 12, 2021	408	407,554
Chemours Company (The)
Term Loan, 3.75%, Maturing May 12, 2022	1,642	1,510,410
ECO Services Operations, LLC
Term Loan, 4.75%, Maturing December 4, 2021	297	293,937
Emerald Performance Materials, LLC
Term Loan, 4.50%, Maturing August 1, 2021	363	357,815
Flint Group GmbH
Term Loan, 4.50%, Maturing September 7, 2021	252	246,326
Flint Group US, LLC
Term Loan, 4.50%, Maturing September 7, 2021	1,525	1,477,040
Gemini HDPE, LLC
Term Loan, 4.75%, Maturing August 7, 2021	815	809,605
Huntsman International, LLC
Term Loan, 3.75%, Maturing October 1, 2021	1,238	1,229,766
Ineos US Finance, LLC
Term Loan, 3.75%, Maturing May 4, 2018	4,112	4,014,171
Term Loan, 4.25%, Maturing March 31, 2022	447	432,267
Kronos Worldwide, Inc.
Term Loan, 4.00%, Maturing February 18, 2020	197	178,651
MacDermid, Inc.
Term Loan, 5.50%, Maturing June 7, 2020	349	338,913
Term Loan, 5.50%, Maturing June 7, 2020	421	407,602
Term Loan, 5.50%, Maturing June 7, 2020	1,282	1,244,181
Minerals Technologies, Inc.
Term Loan, 3.77%, Maturing May 9, 2021	815	817,038
Omnova Solutions, Inc.
Term Loan, 4.25%, Maturing May 31, 2018	1,355	1,337,627
Orion Engineered Carbons GmbH
Term Loan, 5.00%, Maturing July 25, 2021	388	389,578
OXEA Finance, LLC
Term Loan, 4.25%, Maturing January 15, 2020	343	331,424
PolyOne Corporation
Term Loan, 3.75%, Maturing November 11, 2022	325	324,594
PQ Corporation
Term Loan, 4.00%, Maturing August 7, 2017	2,014	2,001,378
Solenis International L.P.
Term Loan, 4.25%, Maturing July 31, 2021	222	213,670
Sonneborn Refined Products B.V.
Term Loan, 4.75%, Maturing December 10, 2020	48	48,051

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Chemicals and Plastics (continued)
Sonneborn, LLC
Term Loan, 4.75%, Maturing December 10, 2020	$273	$272,291
Tata Chemicals North America, Inc.
Term Loan, 3.75%, Maturing August 7, 2020	665	648,768
Trinseo Materials Operating S.C.A.
Term Loan, 4.25%, Maturing November 5, 2021	1,393	1,375,588
Tronox Pigments (Netherlands) B.V.
Term Loan, 4.50%, Maturing March 19, 2020	1,995	1,779,643
Univar, Inc.
Term Loan, 4.25%, Maturing July 1, 2022	2,020	1,962,044
Zep, Inc.
Term Loan, 5.75%, Maturing June 27, 2022	224	221,916

		$28,643,237

Clothing / Textiles — 0.2%
Ascena Retail Group, Inc.
Term Loan, 5.25%, Maturing August 21, 2022	$1,025	$963,500

		$963,500

Conglomerates — 0.4%
RGIS Services, LLC
Term Loan, 5.50%, Maturing October 18, 2017	$1,557	$1,148,058
Spectrum Brands, Inc.
Term Loan, 3.50%, Maturing June 23, 2022	1,182	1,179,116

		$2,327,174

Containers and Glass Products — 2.6%
Berry Plastics Holding Corporation
Term Loan, 3.50%, Maturing February 8, 2020	$3,093	$3,042,738
Term Loan, 3.75%, Maturing January 6, 2021	1,989	1,964,446
Term Loan, 4.00%, Maturing October 1, 2022	706	701,205
Hilex Poly Co., LLC
Term Loan, 6.00%, Maturing December 5, 2021	1,067	1,067,382
Libbey Glass, Inc.
Term Loan, 3.75%, Maturing April 9, 2021	271	267,489
Onex Wizard US Acquisition, Inc.
Term Loan, 4.25%, Maturing March 13, 2022	844	832,704
Owens-Illinois, Inc.
Term Loan, 3.50%, Maturing August 6, 2022	773	772,096
Pelican Products, Inc.
Term Loan, 5.25%, Maturing April 10, 2020	1,625	1,598,502
Reynolds Group Holdings, Inc.
Term Loan, 4.50%, Maturing December 1, 2018	3,524	3,493,682

9	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Containers and Glass Products (continued)
TricorBraun, Inc.
Term Loan, 4.00%, Maturing May 3, 2018	$275	$273,198

		$14,013,442

Cosmetics / Toiletries — 0.9%
Coty, Inc.
Term Loan, 3.75%, Maturing October 27, 2022	$550	$550,344
Galleria Co.
Term Loan, Maturing October 22, 2022(2)	1,100	1,092,438
KIK Custom Products, Inc.
Term Loan, 6.00%, Maturing August 26, 2022	973	936,091
Prestige Brands, Inc.
Term Loan, 3.50%, Maturing September 3, 2021	632	629,848
Revlon Consumer Products Corporation
Term Loan, 4.00%, Maturing October 8, 2019	698	695,761
Sun Products Corporation (The)
Term Loan, 5.50%, Maturing March 23, 2020	1,116	1,049,287

		$4,953,769

Drugs — 1.7%
Alkermes, Inc.
Term Loan, 3.50%, Maturing September 18, 2019	$194	$193,379
AMAG Pharmaceuticals, Inc.
Term Loan, 4.75%, Maturing August 13, 2021	667	643,649
DPx Holdings B.V.
Term Loan, 4.25%, Maturing March 11, 2021	1,281	1,237,283
Endo Luxembourg Finance Company I S.a.r.l.
Term Loan, 3.75%, Maturing September 26, 2022	1,650	1,631,094
Horizon Pharma, Inc.
Term Loan, 4.50%, Maturing May 7, 2021	149	139,922
Mallinckrodt International Finance S.A.
Term Loan, 3.50%, Maturing March 19, 2021	864	846,241
Valeant Pharmaceuticals International, Inc.
Term Loan, 3.75%, Maturing December 11, 2019	853	823,213
Term Loan, 3.75%, Maturing August 5, 2020	1,190	1,144,190
Term Loan, 4.00%, Maturing April 1, 2022	2,382	2,301,112

		$8,960,083

Ecological Services and Equipment — 0.8%
ADS Waste Holdings, Inc.
Term Loan, 3.75%, Maturing October 9, 2019	$3,984	$3,890,726
EnergySolutions, LLC
Term Loan, 6.75%, Maturing May 29, 2020	716	554,761

		$4,445,487

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Electronics / Electrical — 9.4%
Answers Corporation
Term Loan, 6.25%, Maturing October 3, 2021	$792	$542,520
Avago Technologies Cayman Ltd.
Term Loan, 3.75%, Maturing May 6, 2021	7,075	7,070,386
Campaign Monitor Finance Pty. Limited
Term Loan, 6.25%, Maturing March 18, 2021	463	456,514
CommScope, Inc.
Term Loan, 3.31%, Maturing January 14, 2018	362	360,733
Term Loan, 3.83%, Maturing December 29, 2022	574	570,784
CompuCom Systems, Inc.
Term Loan, 4.25%, Maturing May 11, 2020	398	254,878
Dell International, LLC
Term Loan, 4.00%, Maturing April 29, 2020	3,706	3,688,614
Deltek, Inc.
Term Loan, 5.00%, Maturing June 25, 2022	1,224	1,216,326
Entegris, Inc.
Term Loan, 3.50%, Maturing April 30, 2021	218	216,664
Excelitas Technologies Corp.
Term Loan, 6.00%, Maturing October 31, 2020	508	453,797
Eze Castle Software, Inc.
Term Loan, 4.00%, Maturing April 6, 2020	318	312,121
FIDJI Luxembourg (BC4) S.a.r.l.
Term Loan, 6.25%, Maturing December 24, 2020	349	348,750
Go Daddy Operating Company, LLC
Term Loan, 4.25%, Maturing May 13, 2021	3,194	3,179,730
Hyland Software, Inc.
Term Loan, 4.75%, Maturing July 1, 2022	1,177	1,158,599
Infor (US), Inc.
Term Loan, 3.75%, Maturing June 3, 2020	238	224,340
Term Loan, 3.75%, Maturing June 3, 2020	4,961	4,680,633
Informatica Corporation
Term Loan, 4.50%, Maturing August 5, 2022	1,397	1,347,332
Lattice Semiconductor Corporation
Term Loan, 5.25%, Maturing March 10, 2021	373	354,469
M/A-COM Technology Solutions Holdings, Inc.
Term Loan, 4.50%, Maturing May 7, 2021	320	319,325
MA FinanceCo., LLC
Term Loan, 4.50%, Maturing November 20, 2019	760	753,192
Term Loan, 5.25%, Maturing November 19, 2021	702	695,565
Magic Newco, LLC
Term Loan, 5.00%, Maturing December 12, 2018	1,728	1,727,247
MH Sub I, LLC
Term Loan, 4.75%, Maturing July 8, 2021	765	743,452

10	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Electronics / Electrical (continued)
NXP B.V.
Term Loan, 3.25%, Maturing January 11, 2020	$1,197	$1,181,571
Term Loan, 3.75%, Maturing December 7, 2020	1,125	1,121,484
Orbotech, Inc.
Term Loan, 5.00%, Maturing August 6, 2020	280	275,380
Renaissance Learning, Inc.
Term Loan, 4.50%, Maturing April 9, 2021	467	448,215
Rocket Software, Inc.
Term Loan, 5.75%, Maturing February 8, 2018	214	213,020
RP Crown Parent, LLC
Term Loan, 6.00%, Maturing December 21, 2018	3,284	2,939,229
SGS Cayman L.P.
Term Loan, 6.00%, Maturing April 23, 2021	140	139,498
SkillSoft Corporation
Term Loan, 5.75%, Maturing April 28, 2021	1,481	1,155,375
Smart Technologies ULC
Term Loan, 10.50%, Maturing January 31, 2018	333	321,627
Southwire Company
Term Loan, 3.25%, Maturing February 10, 2021	246	240,712
SS&C Technologies, Inc.
Term Loan, 4.01%, Maturing July 8, 2022	1,234	1,227,905
Term Loan, 4.02%, Maturing July 8, 2022	182	180,706
SunEdison Semiconductor B.V.
Term Loan, 6.50%, Maturing May 27, 2019	437	432,881
SurveyMonkey, Inc.
Term Loan, 6.25%, Maturing February 5, 2019	1,247	1,225,429
Sutherland Global Services, Inc.
Term Loan, 6.00%, Maturing April 23, 2021	601	599,276
Sybil Software, LLC
Term Loan, 4.25%, Maturing March 20, 2020	1,538	1,531,769
Vantiv, LLC
Term Loan, 3.75%, Maturing June 13, 2021	505	504,652
VeriFone, Inc.
Term Loan, 3.50%, Maturing July 8, 2021	1,970	1,955,225
Vertafore, Inc.
Term Loan, 4.25%, Maturing October 3, 2019	456	453,051
Wall Street Systems Delaware, Inc.
Term Loan, 4.50%, Maturing April 30, 2021	2,283	2,257,881
Zebra Technologies Corporation
Term Loan, 4.75%, Maturing October 27, 2021	1,411	1,414,042

		$50,494,899

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Financial Intermediaries — 3.8%
Armor Holding II, LLC
Term Loan, 5.75%, Maturing June 26, 2020	$1,342	$1,304,625
Citco Funding, LLC
Term Loan, 4.25%, Maturing June 29, 2018	1,006	1,000,640
Clipper Acquisitions Corp.
Term Loan, 3.00%, Maturing February 6, 2020	267	261,469
First Data Corporation
Term Loan, 3.92%, Maturing March 24, 2018	3,455	3,415,656
Term Loan, 3.92%, Maturing September 24, 2018	1,125	1,112,484
Term Loan, 4.17%, Maturing July 8, 2022	475	468,723
Grosvenor Capital Management Holdings, LLP
Term Loan, 3.75%, Maturing January 4, 2021	2,544	2,455,373
Guggenheim Partners, LLC
Term Loan, 4.25%, Maturing July 22, 2020	858	854,507
Hamilton Lane Advisors, LLC
Term Loan, 4.25%, Maturing July 9, 2022	299	297,754
Harbourvest Partners, LLC
Term Loan, 3.25%, Maturing February 4, 2021	1,055	1,049,948
LPL Holdings, Inc.
Term Loan, 4.25%, Maturing March 29, 2021	894	887,310
Term Loan, 4.75%, Maturing November 9, 2022	1,000	1,001,250
Medley, LLC
Term Loan, 6.50%, Maturing June 15, 2019	367	372,551
MIP Delaware, LLC
Term Loan, 4.00%, Maturing March 9, 2020	490	486,584
NXT Capital, Inc.
Term Loan, 6.25%, Maturing September 4, 2018	74	73,679
Term Loan, 6.25%, Maturing September 4, 2018	422	421,754
Term Loan, 6.25%, Maturing September 4, 2018	440	439,864
Ocwen Financial Corporation
Term Loan, 5.50%, Maturing February 15, 2018	808	808,703
Starwood Property Trust, Inc.
Term Loan, 3.50%, Maturing April 17, 2020	1,561	1,532,350
Walker & Dunlop, Inc.
Term Loan, 5.25%, Maturing December 11, 2020	385	385,947
Walter Investment Management Corp.
Term Loan, 4.75%, Maturing December 19, 2020	2,052	1,777,362

		$20,408,533

Food Products — 2.8%
AdvancePierre Foods, Inc.
Term Loan, 5.75%, Maturing July 10, 2017	$2,576	$2,575,149
Charger OpCo B.V.
Term Loan, 4.25%, Maturing July 2, 2022	1,795	1,784,409

11	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Food Products (continued)
Del Monte Foods, Inc.
Term Loan, 4.26%, Maturing February 18, 2021	$936	$901,529
Diamond Foods, Inc.
Term Loan, 4.25%, Maturing August 20, 2018	1,081	1,079,162
Dole Food Company, Inc.
Term Loan, 4.50%, Maturing November 1, 2018	670	666,687
High Liner Foods Incorporated
Term Loan, 4.25%, Maturing April 24, 2021	540	533,620
JBS USA, LLC
Term Loan, 3.75%, Maturing May 25, 2018	2,593	2,584,266
Term Loan, 3.75%, Maturing September 18, 2020	953	947,702
Term Loan, 4.00%, Maturing October 30, 2022	425	419,018
NBTY, Inc.
Term Loan, 3.50%, Maturing October 1, 2017	3,582	3,507,173
Post Holdings, Inc.
Term Loan, 3.75%, Maturing June 2, 2021	89	88,913

		$15,087,628

Food Service — 2.3%
1011778 B.C. Unlimited Liability Company
Term Loan, 3.75%, Maturing December 12, 2021	$3,390	$3,373,686
Aramark Services, Inc.
Term Loan, 3.69%, Maturing July 26, 2016	50	49,466
Term Loan, 3.70%, Maturing July 26, 2016	11	11,109
Landry’s, Inc.
Term Loan, 4.00%, Maturing April 24, 2018	1,476	1,470,512
NPC International, Inc.
Term Loan, 4.75%, Maturing December 28, 2018	1,293	1,281,972
P.F. Chang’s China Bistro, Inc.
Term Loan, 4.25%, Maturing July 2, 2019	189	180,612
Seminole Hard Rock Entertainment, Inc.
Term Loan, 3.50%, Maturing May 14, 2020	146	143,691
US Foods, Inc.
Term Loan, 4.50%, Maturing March 31, 2019	3,388	3,360,596
Weight Watchers International, Inc.
Term Loan, 4.00%, Maturing April 2, 2020	3,209	2,362,810

		$12,234,454

Food / Drug Retailers — 2.3%
Albertsons, LLC
Term Loan, 5.50%, Maturing March 21, 2019	$1,112	$1,107,519
Term Loan, 5.13%, Maturing August 25, 2019	1,612	1,599,088
Term Loan, 5.50%, Maturing August 25, 2021	670	665,332

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Food / Drug Retailers (continued)
General Nutrition Centers, Inc.
Term Loan, 3.25%, Maturing March 4, 2019	$2,544	$2,483,098
Rite Aid Corporation
Term Loan - Second Lien, 5.75%, Maturing August 21, 2020	250	251,302
Term Loan - Second Lien, 4.88%, Maturing June 21, 2021	1,000	999,063
Supervalu, Inc.
Term Loan, 4.50%, Maturing March 21, 2019	5,323	5,260,957

		$12,366,359

Health Care — 10.1%
Acadia Healthcare Company, Inc.
Term Loan, 4.25%, Maturing February 11, 2022	$173	$173,683
ADMI Corp.
Term Loan, 5.50%, Maturing April 30, 2022	224	223,968
Akorn, Inc.
Term Loan, 6.00%, Maturing April 16, 2021	667	650,732
Albany Molecular Research, Inc.
Term Loan, 5.75%, Maturing July 16, 2021	923	918,074
Alere, Inc.
Term Loan, 4.25%, Maturing June 18, 2022	1,020	1,012,706
Alliance Healthcare Services, Inc.
Term Loan, 4.25%, Maturing June 3, 2019	627	598,411
Amneal Pharmaceuticals, LLC
Term Loan, 4.50%, Maturing November 1, 2019	1,203	1,181,267
AmSurg Corp.
Term Loan, 3.50%, Maturing July 16, 2021	468	464,496
Ardent Legacy Acquisitions, Inc.
Term Loan, 6.50%, Maturing July 21, 2021	324	322,567
ATI Holdings, Inc.
Term Loan, 5.25%, Maturing December 20, 2019	218	217,216
Auris Luxembourg III S.a.r.l.
Term Loan, 4.25%, Maturing January 15, 2022	546	543,721
CareCore National, LLC
Term Loan, 5.50%, Maturing March 5, 2021	1,317	1,126,135
CeramTec Acquisition Corporation
Term Loan, 4.25%, Maturing August 30, 2020	89	88,915
CHG Healthcare Services, Inc.
Term Loan, 4.25%, Maturing November 19, 2019	1,465	1,440,930
Community Health Systems, Inc.
Term Loan, 3.75%, Maturing December 31, 2019	2,050	2,001,805
Term Loan, 4.00%, Maturing January 27, 2021	3,772	3,712,152

12	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Health Care (continued)
Concentra, Inc.
Term Loan, 4.00%, Maturing June 1, 2022	$199	$198,005
Convatec, Inc.
Term Loan, 4.25%, Maturing June 15, 2020	482	475,755
CPI Buyer, LLC
Term Loan, 5.50%, Maturing August 18, 2021	741	712,853
DaVita HealthCare Partners, Inc.
Term Loan, 3.50%, Maturing June 24, 2021	2,069	2,062,284
DJO Finance, LLC
Term Loan, 4.25%, Maturing June 8, 2020	1,421	1,384,718
Envision Healthcare Corporation
Term Loan, 4.25%, Maturing May 25, 2018	2,345	2,337,273
Faenza Acquisition GmbH
Term Loan, 4.25%, Maturing August 30, 2020	261	259,716
Term Loan, 4.25%, Maturing August 30, 2020	858	853,473
Global Healthcare Exchange, LLC
Term Loan, 5.50%, Maturing August 15, 2022	673	669,315
Greatbatch Ltd.
Term Loan, 5.25%, Maturing October 27, 2022	625	621,680
Grifols Worldwide Operations USA, Inc.
Term Loan, 3.42%, Maturing February 27, 2021	3,144	3,118,848
Halyard Health, Inc.
Term Loan, 4.00%, Maturing November 1, 2021	413	412,502
Hill-Rom Holdings, Inc.
Term Loan, 3.50%, Maturing September 8, 2022	875	876,339
Iasis Healthcare, LLC
Term Loan, 4.50%, Maturing May 3, 2018	786	773,273
Indivior Finance S.a.r.l.
Term Loan, 7.00%, Maturing December 19, 2019	641	607,584
inVentiv Health, Inc.
Term Loan, 7.75%, Maturing May 15, 2018	331	326,318
Term Loan, 7.75%, Maturing May 15, 2018	1,340	1,322,393
Jaguar Holding Company II
Term Loan, 4.25%, Maturing August 18, 2022	2,761	2,690,026
Kindred Healthcare, Inc.
Term Loan, 4.25%, Maturing April 9, 2021	1,484	1,431,804
Kinetic Concepts, Inc.
Term Loan, 4.50%, Maturing May 4, 2018	1,310	1,262,971
Knowledge Universe Education, LLC
Term Loan, 6.00%, Maturing July 28, 2022	698	680,794
LHP Hospital Group, Inc.
Term Loan, 9.00%, Maturing July 3, 2018	351	343,881
MedAssets, Inc.
Term Loan, 4.00%, Maturing December 13, 2019	173	171,666

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Health Care (continued)
MMM Holdings, Inc.
Term Loan, 9.75%, Maturing December 12, 2017(3)	$258	$141,765
MSO of Puerto Rico, Inc.
Term Loan, 9.75%, Maturing December 12, 2017(3)	187	103,063
National Mentor Holdings, Inc.
Term Loan, 4.25%, Maturing January 31, 2021	344	335,135
New Millennium HoldCo, Inc.
Term Loan, 7.50%, Maturing December 21, 2020	465	425,328
Onex Carestream Finance L.P.
Term Loan, 5.00%, Maturing June 7, 2019	1,278	1,176,523
Opal Acquisition, Inc.
Term Loan, 5.00%, Maturing November 27, 2020	2,220	1,878,440
Ortho-Clinical Diagnostics, Inc.
Term Loan, 4.75%, Maturing June 30, 2021	1,526	1,302,409
Physio-Control International, Inc.
Term Loan, 5.50%, Maturing June 6, 2022	275	270,531
PRA Holdings, Inc.
Term Loan, 4.50%, Maturing September 23, 2020	2,179	2,159,591
Radnet Management, Inc.
Term Loan, 4.27%, Maturing October 10, 2018	1,003	995,393
RCHP, Inc.
Term Loan, 6.00%, Maturing April 23, 2019	1,503	1,485,823
Sage Products Holdings III, LLC
Term Loan, 4.25%, Maturing December 13, 2019	896	886,757
Select Medical Corporation
Term Loan, 5.00%, Maturing June 1, 2018	1,038	1,034,712
Sterigenics-Nordion Holdings, LLC
Term Loan, 4.25%, Maturing May 15, 2022	449	437,653
Steward Health Care System, LLC
Term Loan, 6.75%, Maturing April 12, 2020	1,442	1,405,994
Tecomet, Inc.
Term Loan, 5.75%, Maturing December 5, 2021	817	751,410
Truven Health Analytics, Inc.
Term Loan, 4.50%, Maturing June 6, 2019	1,297	1,245,129

		$54,305,905

Home Furnishings — 0.6%
Serta Simmons Holdings, LLC
Term Loan, 4.25%, Maturing October 1, 2019	$3,215	$3,205,224

		$3,205,224

13	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Industrial Equipment — 2.7%
Apex Tool Group, LLC
Term Loan, 4.50%, Maturing January 31, 2020	$2,755	$2,635,985
Delachaux S.A.
Term Loan, 4.50%, Maturing October 28, 2021	301	300,256
Doosan Infracore International, Inc.
Term Loan, 4.50%, Maturing May 28, 2021	2,973	2,935,973
Filtration Group Corporation
Term Loan, 4.25%, Maturing November 21, 2020	169	164,427
Gardner Denver, Inc.
Term Loan, 4.25%, Maturing July 30, 2020	1,075	971,757
Husky Injection Molding Systems Ltd.
Term Loan, 4.25%, Maturing June 30, 2021	1,793	1,732,356
Milacron, LLC
Term Loan, 4.50%, Maturing September 28, 2020	759	753,146
Paladin Brands Holding, Inc.
Term Loan, 7.25%, Maturing August 16, 2019	398	373,938
Rexnord, LLC
Term Loan, 4.00%, Maturing August 21, 2020	2,737	2,659,453
Signode Industrial Group US, Inc.
Term Loan, 3.75%, Maturing May 1, 2021	600	577,804
STS Operating, Inc.
Term Loan, 4.75%, Maturing February 12, 2021	197	185,692
Tank Holding Corp.
Term Loan, 5.25%, Maturing March 16, 2022	750	740,043
VAT Lux III S.a.r.l.
Term Loan, 4.25%, Maturing February 11, 2021	215	212,254

		$14,243,084

Insurance — 2.9%
Alliant Holdings I, Inc.
Term Loan, 4.50%, Maturing August 12, 2022	$1,169	$1,146,839
AmWINS Group, LLC
Term Loan, 5.25%, Maturing September 6, 2019	2,290	2,288,595
AssuredPartners, Inc.
Term Loan, 5.75%, Maturing October 21, 2022	475	473,219
Asurion, LLC
Term Loan, 5.00%, Maturing May 24, 2019	2,675	2,529,459
Term Loan, 5.00%, Maturing August 4, 2022	3,383	3,126,457
Term Loan - Second Lien, 8.50%, Maturing March 3, 2021	1,400	1,201,375
CGSC of Delaware Holding Corporation
Term Loan, 5.00%, Maturing April 16, 2020	268	258,741
Cunningham Lindsey U.S., Inc.
Term Loan, 5.00%, Maturing December 10, 2019(3)	452	309,441

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Insurance (continued)
Hub International Limited
Term Loan, 4.00%, Maturing October 2, 2020	$1,981	$1,869,420
USI, Inc.
Term Loan, 4.25%, Maturing December 27, 2019	2,264	2,188,187

		$15,391,733

Leisure Goods / Activities / Movies — 3.6%
AMC Entertainment, Inc.
Term Loan, 4.00%, Maturing December 15, 2022	$1,375	$1,375,172
Ancestry.com, Inc.
Term Loan, 5.00%, Maturing August 17, 2022	1,397	1,391,263
Bombardier Recreational Products, Inc.
Term Loan, 3.75%, Maturing January 30, 2019	1,603	1,588,432
CDS U.S. Intermediate Holdings, Inc.
Term Loan, 5.00%, Maturing July 8, 2022	274	259,568
ClubCorp Club Operations, Inc.
Term Loan, Maturing December 15, 2022(2)	1,225	1,220,406
Emerald Expositions Holding, Inc.
Term Loan, 4.75%, Maturing June 17, 2020	546	539,032
Fender Musical Instruments Corporation
Term Loan, 5.75%, Maturing April 3, 2019	133	131,132
Live Nation Entertainment, Inc.
Term Loan, 3.50%, Maturing August 16, 2020	169	169,176
LTF Merger Sub, Inc.
Term Loan, 4.25%, Maturing June 10, 2022	846	824,600
Nord Anglia Education Finance, LLC
Term Loan, 5.00%, Maturing March 31, 2021	1,824	1,778,391
Regal Cinemas Corporation
Term Loan, 3.80%, Maturing April 1, 2022	2,477	2,475,504
Sabre, Inc.
Term Loan, 4.00%, Maturing February 19, 2019	631	624,983
SeaWorld Parks & Entertainment, Inc.
Term Loan, 3.00%, Maturing May 14, 2020	1,467	1,377,717
SRAM, LLC
Term Loan, 4.02%, Maturing April 10, 2020	1,389	1,152,757
Town Sports International, Inc.
Term Loan, 4.50%, Maturing November 15, 2020	728	294,724
WMG Acquisition Corp.
Term Loan, 3.75%, Maturing July 1, 2020	1,015	964,973
Zuffa, LLC
Term Loan, 3.75%, Maturing February 25, 2020	3,410	3,331,293

		$19,499,123

14	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Lodging and Casinos — 2.6%
Amaya Holdings B.V.
Term Loan, 5.00%, Maturing August 1, 2021	$2,843	$2,663,202
Boyd Gaming Corporation
Term Loan, 4.00%, Maturing August 14, 2020	244	242,757
Caesars Entertainment Operating Company
Term Loan, 0.00%, Maturing March 1, 2017(4)	785	690,727
CityCenter Holdings, LLC
Term Loan, 4.25%, Maturing October 16, 2020	488	485,667
Four Seasons Holdings, Inc.
Term Loan, 3.50%, Maturing June 27, 2020	390	385,395
Golden Nugget, Inc.
Term Loan, 5.50%, Maturing November 21, 2019	86	85,189
Term Loan, 5.50%, Maturing November 21, 2019	200	198,775
Hilton Worldwide Finance, LLC
Term Loan, 3.50%, Maturing October 26, 2020	3,144	3,140,933
MGM Resorts International
Term Loan, 3.50%, Maturing December 20, 2019	1,892	1,870,813
Pinnacle Entertainment, Inc.
Term Loan, 3.75%, Maturing August 13, 2020	172	171,477
Playa Resorts Holding B.V.
Term Loan, 4.00%, Maturing August 9, 2019	1,273	1,238,187
RHP Hotel Properties L.P.
Term Loan, 3.50%, Maturing January 15, 2021	419	418,167
Scientific Games International, Inc.
Term Loan, 6.00%, Maturing October 18, 2020	1,862	1,717,229
Term Loan, 6.00%, Maturing October 1, 2021	619	566,930
Tropicana Entertainment, Inc.
Term Loan, 4.00%, Maturing November 27, 2020	220	218,838

		$14,094,286

Nonferrous Metals / Minerals — 1.4%
Alpha Natural Resources, LLC
DIP Loan, 10.00%, Maturing January 31, 2017	$200	$191,000
Term Loan, 3.50%, Maturing May 22, 2020	1,393	625,662
Arch Coal, Inc.
Term Loan, 6.25%, Maturing May 16, 2018	2,394	1,105,337
Dynacast International, LLC
Term Loan, 4.50%, Maturing January 28, 2022	422	411,267
Fairmount Santrol, Inc.
Term Loan, 3.88%, Maturing March 15, 2017	244	172,895
Term Loan, 4.50%, Maturing September 5, 2019	2,202	1,103,665
Murray Energy Corporation
Term Loan, 7.00%, Maturing April 16, 2017	199	159,853
Term Loan, 7.50%, Maturing April 16, 2020	1,219	785,495

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Nonferrous Metals / Minerals (continued)
Noranda Aluminum Acquisition Corporation
Term Loan, 5.75%, Maturing February 28, 2019	$481	$245,037
Novelis, Inc.
Term Loan, 4.00%, Maturing June 2, 2022	1,667	1,595,273
Oxbow Carbon, LLC
Term Loan, 4.25%, Maturing July 19, 2019	1,385	1,299,737

		$7,695,221

Oil and Gas — 2.4%
Ameriforge Group, Inc.
Term Loan, 5.00%, Maturing December 19, 2019	$2,170	$672,796
Bronco Midstream Funding, LLC
Term Loan, 5.00%, Maturing August 15, 2020	939	774,541
CITGO Holding, Inc.
Term Loan, 9.50%, Maturing May 12, 2018	643	641,883
CITGO Petroleum Corporation
Term Loan, 4.50%, Maturing July 29, 2021	716	694,459
Crestwood Holdings, LLC
Term Loan, 7.00%, Maturing June 19, 2019	1,178	747,766
Drillships Ocean Ventures, Inc.
Term Loan, 5.50%, Maturing July 25, 2021	790	379,200
Energy Transfer Equity L.P.
Term Loan, 3.25%, Maturing December 2, 2019	1,025	925,916
Term Loan, 4.00%, Maturing December 2, 2019	256	233,065
Fieldwood Energy, LLC
Term Loan, 3.88%, Maturing September 28, 2018	636	435,489
Term Loan - Second Lien, 8.38%, Maturing September 30, 2020	425	66,937
Floatel International Ltd.
Term Loan, 6.00%, Maturing June 27, 2020	1,673	756,902
MEG Energy Corp.
Term Loan, 3.75%, Maturing March 31, 2020	3,176	2,786,761
Paragon Offshore Finance Company
Term Loan, 3.75%, Maturing July 18, 2021	642	187,748
Samson Investment Company
Term Loan - Second Lien, 0.00%, Maturing September 25, 2018(4)	1,425	71,250
Seadrill Partners Finco, LLC
Term Loan, 4.00%, Maturing February 21, 2021	2,427	1,004,135
Seventy Seven Operating, LLC
Term Loan, 3.75%, Maturing June 25, 2021	345	253,104
Sheridan Investment Partners II L.P.
Term Loan, 4.25%, Maturing December 16, 2020	22	13,055
Term Loan, 4.25%, Maturing December 16, 2020	60	35,005
Term Loan, 4.25%, Maturing December 16, 2020	432	251,637

15	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Oil and Gas (continued)
Sheridan Production Partners I, LLC
Term Loan, 4.25%, Maturing October 1, 2019	$77	$45,689
Term Loan, 4.25%, Maturing October 1, 2019	127	74,801
Term Loan, 4.25%, Maturing October 1, 2019	957	564,500
Southcross Energy Partners L.P.
Term Loan, 5.25%, Maturing August 4, 2021	493	353,369
Southcross Holdings Borrower L.P.
Term Loan, 6.00%, Maturing August 4, 2021	296	160,309
Targa Resources Corp.
Term Loan, 5.75%, Maturing February 25, 2022	177	171,884
Tervita Corporation
Term Loan, 6.25%, Maturing May 15, 2018	764	594,733

		$12,896,934

Publishing — 1.4%
682534 N.B., Inc.
Term Loan, 12.00%, (8.00% Cash, 4.00% PIK), Maturing October 1, 2020(3)	$227	$181,107
Ascend Learning, LLC
Term Loan, 5.50%, Maturing July 31, 2019	808	806,816
Getty Images, Inc.
Term Loan, 4.75%, Maturing October 18, 2019	3,764	2,387,565
Laureate Education, Inc.
Term Loan, 5.00%, Maturing June 15, 2018	2,277	1,912,553
McGraw-Hill Global Education Holdings, LLC
Term Loan, 4.75%, Maturing March 22, 2019	354	349,783
Merrill Communications, LLC
Term Loan, 6.25%, Maturing June 1, 2022	373	341,073
Penton Media, Inc.
Term Loan, 4.75%, Maturing October 3, 2019	377	375,208
ProQuest, LLC
Term Loan, 5.75%, Maturing October 24, 2021	495	481,998
Springer Science+Business Media Deutschland GmbH
Term Loan, 4.75%, Maturing August 14, 2020	858	825,162

		$7,661,265

Radio and Television — 2.4%
ALM Media Holdings, Inc.
Term Loan, 5.50%, Maturing July 31, 2020	$315	$284,241
AP NMT Acquisition B.V.
Term Loan, 6.75%, Maturing August 13, 2021	321	287,239
Block Communications, Inc.
Term Loan, 4.00%, Maturing November 7, 2021	148	147,014

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Radio and Television (continued)
CCO Safari III, LLC
Term Loan, 3.50%, Maturing January 24, 2023	$1,275	$1,274,044
Cumulus Media Holdings, Inc.
Term Loan, 4.25%, Maturing December 23, 2020	2,609	1,987,200
Entercom Radio, LLC
Term Loan, 4.00%, Maturing November 23, 2018	162	161,024
Entravision Communications Corporation
Term Loan, 3.50%, Maturing May 31, 2020	2,005	1,958,116
Gray Television, Inc.
Term Loan, 3.75%, Maturing June 10, 2021	156	154,283
Hubbard Radio, LLC
Term Loan, 4.25%, Maturing May 27, 2022	415	386,988
iHeartCommunications, Inc.
Term Loan, 7.17%, Maturing January 30, 2019	453	319,276
Term Loan, 7.92%, Maturing July 30, 2019	146	102,806
MGOC, Inc.
Term Loan, 4.00%, Maturing July 31, 2020	870	860,246
Mission Broadcasting, Inc.
Term Loan, 3.75%, Maturing October 1, 2020	424	421,850
Nexstar Broadcasting, Inc.
Term Loan, 3.75%, Maturing October 1, 2020	481	478,385
Raycom TV Broadcasting, LLC
Term Loan, 3.75%, Maturing August 4, 2021	431	428,889
TWCC Holding Corp.
Term Loan - Second Lien, 7.00%, Maturing June 26, 2020	375	374,414
Univision Communications, Inc.
Term Loan, 4.00%, Maturing March 1, 2020	486	476,700
Term Loan, 4.00%, Maturing March 1, 2020	2,725	2,673,370

		$12,776,085

Retailers (Except Food and Drug) — 5.8%
99 Cents Only Stores
Term Loan, 4.50%, Maturing January 11, 2019	$1,254	$827,481
Bass Pro Group, LLC
Term Loan, 4.00%, Maturing June 5, 2020	1,490	1,436,372
CDW, LLC
Term Loan, 3.25%, Maturing April 29, 2020	2,147	2,099,694
David’s Bridal, Inc.
Term Loan, 5.25%, Maturing October 11, 2019	597	500,415
Dollar Tree, Inc.
Term Loan, 3.50%, Maturing July 6, 2022	1,974	1,971,345
Evergreen Acqco 1 L.P.
Term Loan, 5.00%, Maturing July 9, 2019	314	255,430

16	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)
Harbor Freight Tools USA, Inc.
Term Loan, 4.75%, Maturing July 26, 2019	$1,524	$1,528,632
J. Crew Group, Inc.
Term Loan, 4.00%, Maturing March 5, 2021	1,896	1,233,272
Jo-Ann Stores, Inc.
Term Loan, 4.00%, Maturing March 16, 2018	1,993	1,863,861
Men’s Wearhouse, Inc. (The)
Term Loan, 4.50%, Maturing June 18, 2021	595	530,278
Michaels Stores, Inc.
Term Loan, 3.75%, Maturing January 28, 2020	5,429	5,378,515
Neiman Marcus Group, Inc. (The)
Term Loan, 4.25%, Maturing October 25, 2020	2,671	2,371,010
Party City Holdings, Inc.
Term Loan, 4.25%, Maturing August 19, 2022	1,696	1,650,707
Pep Boys-Manny, Moe & Jack (The)
Term Loan, 5.50%, Maturing October 11, 2018	218	218,179
Petco Animal Supplies, Inc.
Term Loan, 4.00%, Maturing November 24, 2017	1,449	1,446,287
PetSmart, Inc.
Term Loan, 4.25%, Maturing March 11, 2022	3,234	3,159,474
PFS Holding Corporation
Term Loan, 4.50%, Maturing January 31, 2021	1,130	1,022,537
Pier 1 Imports (U.S.), Inc.
Term Loan, 4.50%, Maturing April 30, 2021	345	317,170
Pilot Travel Centers, LLC
Term Loan, 3.75%, Maturing October 1, 2021	1,054	1,058,422
Rent-A-Center, Inc.
Term Loan, 3.75%, Maturing March 19, 2021	344	323,242
Spin Holdco, Inc.
Term Loan, 4.25%, Maturing November 14, 2019	905	872,654
Toys ‘R’ Us Property Company I, LLC
Term Loan, 6.00%, Maturing August 21, 2019	967	873,389

		$30,938,366

Steel — 1.2%
FMG Resources (August 2006) Pty. Ltd.
Term Loan, 4.25%, Maturing June 30, 2019	$4,493	$3,372,556
JMC Steel Group, Inc.
Term Loan, 4.75%, Maturing April 1, 2017	2,777	2,696,721
Neenah Foundry Company
Term Loan, 6.75%, Maturing April 26, 2017	627	624,260

		$6,693,537

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Surface Transport — 0.8%
Hertz Corporation (The)
Term Loan, 3.00%, Maturing March 11, 2018	$1,119	$1,108,852
Term Loan, 3.75%, Maturing March 11, 2018	873	872,090
Term Loan, 3.75%, Maturing March 11, 2018	1,000	990,000
Kenan Advantage Group, Inc.
Term Loan, 1.50%, Maturing January 23, 2017(5)	31	30,728
Term Loan, 4.00%, Maturing July 31, 2022	71	70,006
Term Loan, 4.00%, Maturing July 31, 2022	222	219,478
Stena International S.a.r.l.
Term Loan, 4.00%, Maturing March 3, 2021	1,007	856,003

		$4,147,157

Telecommunications — 2.6%
Ciena Corporation
Term Loan, 3.75%, Maturing July 15, 2019	$2,469	$2,448,692
Intelsat Jackson Holdings S.A.
Term Loan, 3.75%, Maturing June 30, 2019	4,750	4,505,375
IPC Corp.
Term Loan, 5.50%, Maturing August 6, 2021	1,141	1,078,599
Mitel US Holdings, Inc.
Term Loan, 5.50%, Maturing April 29, 2022	498	493,354
Syniverse Holdings, Inc.
Term Loan, 4.00%, Maturing April 23, 2019	654	485,912
Term Loan, 4.00%, Maturing April 23, 2019	864	641,404
Telesat Canada
Term Loan, 3.50%, Maturing March 28, 2019	3,750	3,703,001
Windstream Corporation
Term Loan, 3.50%, Maturing August 8, 2019	435	422,786

		$13,779,123

Utilities — 2.8%
Calpine Construction Finance Company L.P.
Term Loan, 3.25%, Maturing January 31, 2022	$587	$558,018
Calpine Corporation
Term Loan, 4.00%, Maturing October 9, 2019	905	886,902
Term Loan, 4.00%, Maturing October 30, 2020	221	215,539
Term Loan, 3.50%, Maturing May 27, 2022	1,990	1,896,098
Dynegy Holdings, Inc.
Term Loan, 4.00%, Maturing April 23, 2020	525	508,922
EFS Cogen Holdings I, LLC
Term Loan, 3.75%, Maturing December 17, 2020	266	258,022
Electrical Components International, Inc.
Term Loan, 5.75%, Maturing May 28, 2021	1,341	1,332,330

17	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Utilities (continued)
Energy Future Intermediate Holding Co., LLC
DIP Loan, 4.25%, Maturing December 19, 2016	$1,125	$1,123,066
EWT Holdings III Corp.
Term Loan, 4.75%, Maturing January 15, 2021	3,692	3,636,853
Granite Acquisition, Inc.
Term Loan, 5.00%, Maturing December 19, 2021	78	70,075
Term Loan, 5.00%, Maturing December 19, 2021	1,754	1,576,686
Invenergy Thermal Operating I, LLC
Term Loan, 6.50%, Maturing October 7, 2022	125	120,947
La Frontera Generation, LLC
Term Loan, 4.50%, Maturing September 30, 2020	311	295,404
Lonestar Generation, LLC
Term Loan, 5.25%, Maturing February 20, 2021	894	690,394
Longview Power, LLC
Term Loan, 7.00%, Maturing April 13, 2021	1,169	1,022,984
TPF II Power, LLC
Term Loan, 5.50%, Maturing October 2, 2021	959	939,878

		$15,132,118

Total Senior Floating-Rate Loans (identified cost $521,490,434)		$487,783,640

Corporate Bonds & Notes — 1.7%

Security	Principal Amount (000’s omitted)	Value

Cable and Satellite Television — 0.1%
Virgin Media Secured Finance PLC
5.375%, 4/15/21(6)	$450	$466,313

		$466,313

Chemicals and Plastics — 0.4%
Hexion, Inc.
6.625%, 4/15/20	$2,975	$2,342,812

		$2,342,812

Containers and Glass Products — 0.4%
Reynolds Group Holdings, Inc.
5.75%, 10/15/20	$1,925	$1,962,903

		$1,962,903

Security	Principal Amount (000’s omitted)	Value

Financial Intermediaries — 0.1%
First Data Corp.
6.75%, 11/1/20(6)	$423	$444,679

		$444,679

Health Care — 0.2%
CHS/Community Health Systems, Inc.
5.125%, 8/15/18	$1,050	$1,060,500

		$1,060,500

Industrial Equipment — 0.0%(7)
Erickson Air-Crane, Inc., Promissory Note
6.00%, 11/2/20(3)(8)	$30	$13,147

		$13,147

Lodging and Casinos — 0.2%
Caesars Entertainment Operating Co., Inc.
8.50%, 2/15/20(4)	$1,125	$860,625
9.00%, 2/15/20(4)	625	478,125

		$1,338,750

Radio and Television — 0.1%
iHeartCommunications, Inc.
9.00%, 12/15/19	$181	$134,619
Univision Communications, Inc.
6.75%, 9/15/22(6)	384	399,360

		$533,979

Telecommunications — 0.0%(7)
Wind Acquisition Finance SA
6.50%, 4/30/20(6)	$250	$262,500

		$262,500

Utilities — 0.2%
Calpine Corp.
7.875%, 1/15/23(6)	$849	$908,430

		$908,430

Total Corporate Bonds & Notes (identified cost $10,162,234)		$9,334,013

18	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2015

Portfolio of Investments — continued

Common Stocks — 0.8%

Security	Shares	Value

Aerospace and Defense — 0.0%(7)
IAP Global Services, LLC(3)(8)(9)	24	$49,560

		$49,560

Automotive — 0.1%
Dayco Products, LLC(3)(8)(9)	15,250	$571,875

		$571,875

Business Equipment and Services — 0.0%
Education Management Corp.(3)(8)(9)	2,351,823	$0

		$0

Health Care — 0.0%(7)
New Millennium Holdco, Inc.(3)(8)(9)	13,578	$117,859

		$117,859

Lodging and Casinos — 0.4%
Affinity Gaming, LLC(3)(8)(9)	41,797	$564,261
Tropicana Entertainment, Inc.(8)(9)	71,982	1,241,690

		$1,805,951

Publishing — 0.3%
ION Media Networks, Inc.(3)(8)(9)	399	$166,403
MediaNews Group, Inc.(3)(8)(9)	45,600	1,596,004
Nelson Education, Ltd.(3)(8)(9)	38,210	0

		$1,762,407

Total Common Stocks (identified cost $2,583,670)		$4,307,652

Convertible Preferred Stocks — 0.0%(7)

Security	Shares	Value

Business Equipment and Services — 0.0%(7)
Education Management Corp., Series A-1, 7.50%(3)(8)(9)	2,617	$35,146

Total Convertible Preferred Stocks (identified cost $184,700)		$35,146

Short-Term Investments — 1.7%

U.S. Government Agency Obligations — 1.7%

Description	Principal Amount (000’s omitted)	Value

Federal Home Loan Bank, 0.00%, 1/15/16	$3,918	$3,917,832
Federal Home Loan Bank, 0.00%, 1/22/16	5,000	4,999,650

Total U.S. Government Agency Obligations (identified cost $8,917,276)		$8,917,482

Total Short-Term Investments (identified cost $8,917,276)		$8,917,482

Total Investments — 95.1% (identified cost $543,338,314)		$510,377,933

Less Unfunded Loan Commitments — (0.0)%(7)		$(31,117)

Net Investments — 95.1% (identified cost $543,307,197)		$510,346,816

Other Assets, Less Liabilities — 4.9%		$26,167,377

Net Assets — 100.0%		$536,514,193

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	This Senior Loan will settle after December 31, 2015, at which time the interest rate will be determined.

(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 10).

(4)

Currently the issuer is in default with respect to interest and/or principal payments or has filed for bankruptcy. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(5)	Unfunded or partially unfunded loan commitments. See Note 1G for description.

19	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2015

Portfolio of Investments — continued

(6)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At December 31, 2015, the aggregate value of these securities is $2,481,282 or 0.5% of the Fund’s net assets.

(7)	Amount is less than 0.05% or (0.05)%, as applicable.

(8)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(9)	Non-income producing security.

Abbreviations:

DIP	–	Debtor in Possession
PIK	–	Payment In Kind

20	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2015

Statement of Assets and Liabilities

Assets	December 31, 2015
Investments, at value (identified cost, $543,307,197)	$510,346,816
Cash	27,343,475
Interest receivable	1,648,209
Receivable for investments sold	490,138
Receivable for Fund shares sold	52,483
Prepaid expenses	31,218
Total assets	$539,912,339

Liabilities
Payable for investments purchased	$2,445,915
Payable for Fund shares redeemed	214,239
Payable to affiliates:
Investment adviser fee	263,949
Distribution fees	114,249
Trustees’ fees	7,800
Payable for shareholder servicing fees	181,405
Accrued expenses	170,589
Total liabilities	$3,398,146
Net Assets	$536,514,193

Sources of Net Assets
Paid-in capital	$569,751,349
Accumulated net realized loss	(4,157,915)
Accumulated undistributed net investment income	3,881,140
Net unrealized depreciation	(32,960,381)
Total	$536,514,193

Initial Class Shares
Net Assets	$534,104,216
Shares Outstanding	60,672,817
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.80

ADV Class Shares
Net Assets	$2,409,977
Shares Outstanding	273,526
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.81

21	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2015

Statement of Operations

Investment Income	Year Ended December 31, 2015
Interest and other income	$25,760,801
Total investment income	$25,760,801

Expenses
Investment adviser fee	$3,295,576
Distribution fees
Initial Class	1,430,102
Shareholder servicing fees
Initial Class	1,331,953
ADV Class	2,589
Trustees’ fees and expenses	31,927
Custodian fee	221,288
Transfer and dividend disbursing agent fees	12,045
Legal and accounting services	116,880
Printing and postage	7,105
Interest expense and fees	153,808
Miscellaneous	29,823
Total expenses	$6,633,096
Deduct —
Reduction of custodian fee	$3,314
Total expense reductions	$3,314

Net expenses	$6,629,782

Net investment income	$19,131,019

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(3,858,872)
Net realized loss	$(3,858,872)
Change in unrealized appreciation (depreciation) —
Investments	$(19,291,671)
Net change in unrealized appreciation (depreciation)	$(19,291,671)

Net realized and unrealized loss	$(23,150,543)

Net decrease in net assets from operations	$(4,019,524)

22	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2015

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2015	2014
From operations —
Net investment income	$19,131,019	$19,797,955
Net realized loss from investment transactions	(3,858,872)	(272,558)
Net change in unrealized appreciation (depreciation) from investments	(19,291,671)	(17,048,860)
Net increase (decrease) in net assets from operations	$(4,019,524)	$2,476,537
Distributions to shareholders —
From net investment income
Initial Class	$(19,091,471)	$(19,788,083)
ADV Class	(40,067)	(7,528)
Total distributions to shareholders	$(19,131,538)	$(19,795,611)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Initial Class	$130,670,264	$206,484,771
ADV Class	2,038,342	1,135,244
Net asset value of shares issued to shareholders in payment of distributions declared
Initial Class	19,091,471	19,788,083
ADV Class	40,067	7,528
Cost of shares redeemed
Initial Class	(218,227,607)	(169,211,032)
ADV Class	(199,915)	(520,503)
Net increase (decrease) in net assets from Fund share transactions	$(66,587,378)	$57,684,091

Net increase (decrease) in net assets	$(89,738,440)	$40,365,017

Net Assets
At beginning of year	$626,252,633	$585,887,616
At end of year	$536,514,193	$626,252,633

Accumulated undistributed net investment income included in net assets
At end of year	$3,881,140	$3,881,659

23	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2015

Financial Highlights

	Initial Class
	Year Ended December 31,
	2015		2014		2013		2012		2011
Net asset value — Beginning of year	$9.190		$9.430		$9.460		$9.300		$9.460

Income (Loss) From Operations
Net investment income(1)	$0.306		$0.295		$0.327		$0.396		$0.399
Net realized and unrealized gain (loss)	(0.390)		(0.240)		0.031		0.270		(0.161)

Total income (loss) from operations	$(0.084)		$0.055		$0.358		$0.666		$0.238

Less Distributions
From net investment income	$(0.306)		$(0.295)		$(0.332)		$(0.396)		$(0.398)
From net realized gain	—		—		(0.056)		(0.110)		—

Total distributions	$(0.306)		$(0.295)		$(0.388)		$(0.506)		$(0.398)

Net asset value — End of year	$8.800		$9.190		$9.430		$9.460		$9.300

Total Return(2)	(0.99)%		0.57%		3.85%		7.33%		2.54%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$534,104		$625,638		$585,888		$419,898		$354,692
Ratios (as a percentage of average daily net assets):
Expenses	1.16	%(3)	1.15	%(3)	1.15	%(4)	1.16	%(3)	1.17	%(3)
Net investment income	3.34%		3.15%		3.45%		4.21%		4.24%
Portfolio Turnover	19%		29%		38%		42%		53%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(4)	Expenses after custodian fee reduction were 1.14%.

24	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2015

Financial Highlights — continued

	ADV Class
	Year Ended December 31, 2015		Period Ended December 31, 2014(1)
Net asset value — Beginning of period	$9.190		$9.400

Income (Loss) From Operations
Net investment income(2)	$0.328		$0.234
Net realized and unrealized loss	(0.379)		(0.216)

Total income (loss) from operations	$(0.051)		$0.018

Less Distributions
From net investment income	$(0.329)		$(0.228)

Total distributions	$(0.329)		$(0.228)

Net asset value — End of period	$8.810		$9.190

Total Return(3)	(0.63)%		0.18	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,410		$615
Ratios (as a percentage of average daily net assets):
Expenses	0.91	%(5)	0.90	%(5)(6)
Net investment income	3.62%		3.52	%(6)
Portfolio Turnover	19%		29	%(7)

(1)	For the period from commencement of operations on April 15, 2014 to December 31, 2014.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Annualized.

(7)	For the year ended December 31, 2014.

25	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance VT Floating-Rate Income Fund (the Fund) is a diversified series of Eaton Vance Variable Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to provide a high level of current income. The Fund offers Initial Class and ADV Class shares which are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’ paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund is generally made available for purchase only to separate accounts established by participating insurance companies and qualified pension or retirement plans.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

26

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2015

Notes to Financial Statements — continued

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of December 31, 2015, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Unfunded Loan Commitments — The Fund may enter into certain loan agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At December 31, 2015, the Fund had sufficient cash and/or securities to cover these commitments.

H  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, if an election is made on behalf of a separate account, to receive some or all of the distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2015 and December 31, 2014 was as follows:

	Year Ended December 31,
	2015	2014

Distributions declared from:
Ordinary income	$19,131,538	$19,795,611

27

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2015

Notes to Financial Statements — continued

As of December 31, 2015, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$3,881,140
Deferred capital losses	$(4,013,085)
Net unrealized depreciation	$(33,105,211)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

At December 31, 2015, the Fund, for federal income tax purposes, had deferred capital losses of $4,013,085, which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at December 31, 2015, $4,013,085 are long-term.

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2015, as determined on a federal income tax basis, were as follows:

Aggregate cost	$543,452,027

Gross unrealized appreciation	$2,336,078
Gross unrealized depreciation	(35,441,289)

Net unrealized depreciation	$(33,105,211)

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.575% of the Fund’s average daily net assets up to $1 billion, 0.525% of average daily net assets from $1 billion but less than $2 billion, and at reduced rates on daily net assets of $2 billion or more, and is payable monthly. For the year ended December 31, 2015, the investment adviser fee amounted to $3,295,576 or 0.575% of the Fund’s average daily net assets. EVM also serves as administrator of the Fund, but receives no compensation. Eaton Vance Distributors, Inc. (EVD), the Fund’s principal underwriter and an affiliate of EVM, received distribution fees (see Note 4).

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund are officers of EVM.

4  Distribution Plan

The Fund has in effect a distribution plan for Initial Class shares (Initial Class Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Initial Class Plan, the Fund pays EVD a distribution fee of 0.25% per annum of its average daily net assets attributable to Initial Class shares for the sale and distribution of Initial Class shares. Distribution fees paid or accrued to EVD for the year ended December 31, 2015 amounted to $1,430,102. Insurance companies receive such fees from EVD based on the value of shares held by such companies. The insurance companies through which investors hold shares of the Fund may also pay fees to third parties in connection with the sale of variable contracts and for services provided to variable contract owners. The Fund, EVM or EVD are not a party to these arrangements. Investors should consult the prospectus and statement of additional information for their variable contracts for a discussion of these payments. EVD may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Distribution fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan (Servicing Plan) for Initial Class and ADV Class. The Servicing Plan allows the Trust to enter into shareholder servicing agreements with insurance companies, investment dealers, broker/dealers or other financial intermediaries that provide shareholder services relating to Fund shares and their shareholders, including variable contract owners or plan participants with interests in the

28

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2015

Notes to Financial Statements — continued

Fund. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.25% of its average daily net assets attributable to each class that are subject to shareholder servicing agreements. No shareholder servicing fees are levied on shares owned by EVM, its affiliates, or their respective employees or clients and may be waived under certain other limited conditions. For the year ended December 31, 2015, shareholder servicing fees were equivalent to 0.23% per annum of each class’ average daily net assets and amounted to $1,331,953 and $2,589 for Initial Class and ADV Class, respectively.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and principal repayments on Senior Loans, aggregated $105,319,702 and $198,671,885, respectively, for the year ended December 31, 2015.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Initial Class	2015	2014

Sales	14,260,919	22,002,049
Issued to shareholders electing to receive payments of distributions in Fund shares	2,088,997	2,115,606
Redemptions	(23,774,003)	(18,130,331)

Net increase (decrease)	(7,424,087)	5,987,324

ADV Class	Year Ended December 31, 2015	Period Ended December 31, 2014(1)

Sales	224,168	121,464
Issued to shareholders electing to receive payments of distributions in Fund shares	4,426	807
Redemptions	(21,918)	(55,421)

Net increase	206,676	66,850

(1)	For the period from commencement of operations on April 15, 2014 to December 31, 2014.

At December 31, 2015, separate accounts of 3 insurance companies each owned more than 10% of the value of the outstanding shares of the Fund aggregating 83.0%.

8  Line of Credit

The Fund participates with other portfolios managed by EVM and its affiliates in a $1.175 billion ($1.4 billion prior to March 16, 2015) unsecured line of credit agreement (Agreement) with a group of banks, which is in effect through March 14, 2016. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at a prime rate or an amount above either the London Interbank Offered Rate (LIBOR) or the Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated between the Fund and the other participating portfolios at the end of each quarter. Also included in interest expense is approximately $59,000 of amortization of upfront fees paid by the Fund in connection with the annual renewal of the Agreement. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings during the year ended December 31, 2015.

9  Credit Risk

The Fund invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An

29

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2015

Notes to Financial Statements — continued

economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2015, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	$—	$485,759,333	$1,993,190	$487,752,523
Corporate Bonds & Notes	—	9,320,866	13,147	9,334,013
Common Stocks	1,241,690	—	3,065,962	4,307,652
Convertible Preferred Stocks	—	—	35,146	35,146
Short-Term Investments	—	8,917,482	—	8,917,482

Total Investments	$1,241,690	$503,997,681	$5,107,445	$510,346,816

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2015 is not presented. At December 31, 2015, there were no investments transferred between Level 1 and Level 2 during the year then ended.

11  Legal Proceedings

In May 2015, the Fund was served with an amended complaint filed in an adversary proceeding in the United States Bankruptcy Court for the Southern District of New York. The adversary proceeding was filed by the Motors Liquidation Company Avoidance Action Trust (“AAT”) against the former holders of a $1.5 billion term loan issued by General Motors Corp. (“GM”) in 2006 (the “Term Loan Lenders”) who received a full repayment of the term loan pursuant to a court order in the GM bankruptcy proceeding. The court order was made with the understanding that the term loan was fully secured at the time of GM’s bankruptcy filing in June 2009. The AAT is seeking (1) a determination from the Bankruptcy Court that the security interest held by the Term Loan Lenders was not perfected at the time GM filed for Chapter 11 Bankruptcy protection and thus the Term Loan Lenders should have been treated in the same manner as GM’s unsecured creditors, (2) disgorgement of any interest payments made to the Term Loan Lenders within ninety days of GM’s filing for Chapter 11 Bankruptcy protection, and (3) disgorgement of the $1.5 billion term loan repayment that was made to the Term Loan Lenders. The value of the payment received under the term loan agreement by the Fund is approximately $5,763,000 (equal to 1.07% of net assets at December 31, 2015). The Fund cannot predict the outcome of these proceedings or the effect, if any, on the Fund’s net asset value. The attorneys’ fees and costs related to these actions are expensed by the Fund as incurred.

30

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Variable Trust and Shareholders of Eaton Vance VT Floating-Rate Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance VT Floating-Rate Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Variable Trust), including the portfolio of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of December 31, 2015, by correspondence with the custodian, brokers, and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance VT Floating-Rate Income Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 19, 2016

31

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2015

Management and Organization

Fund Management.  The Trustees of Eaton Vance Variable Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVMI is an indirect, wholly-owned subsidiary of EVC. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD and EVMI. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer
(2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (an independent registered public accounting firm)
(1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm)
(1992-2012). Former Chief Investment Officer, PG Corbin Asset Management
(1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody
(1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Vice-Chairperson of the Board and Trustee	2016 (Vice-Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm)
(1982-2001).

Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

32

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland(3) 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products)
(2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairperson of the Board and Trustee	2007 (Chairperson) and 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.

33

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2015

Management and Organization — continued

(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Sutherland began serving as a Trustee effective May 1, 2015.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

34

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

35

This Page Intentionally Left Blank

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1939    12.31.15

Eaton Vance

VT Large-Cap Value Fund

Annual Report

December 31, 2015

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of the Fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2015

Eaton Vance

VT Large-Cap Value Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	3

Endnotes and Additional Disclosures	4

Fund Expenses	5

Financial Statements	6

Report of Independent Registered Public Accounting Firm	18

Federal Tax Information	19

Management and Organization	20

Important Notices	23

Eaton Vance

VT Large-Cap Value Fund

December 31, 2015

Management’s Discussion of Fund Performance1

Economic and Market Conditions

After a roller-coaster ride, the broad U.S. equity market (as represented by the S&P 500 Index2) finished the year almost where it began, returning 1.38% for the 12 months ended December 31, 2015. The Dow Jones Industrial Average was even flatter, rising just 0.21% in 2015. However, the technology-laden NASDAQ Composite Index rose 6.96%, as a number of Internet-related companies posted strong returns.

U.S. equities were buoyed by a continued modest economic recovery during the period: Nearly every month was marked by meaningful jobs growth, while the unemployment rate dropped to 5.0% for the first time since 2008. Consumers, the chief engine of the U.S. economy, increased their spending, and the consumer discretionary sector was the strongest-performing sector in the S&P 500 Index for the 12-month period.

Yet the period was characterized by significant market volatility, as several factors buffeted U.S. stocks. China replaced Greece as many investors’ biggest overseas concern, with slowing growth in the world’s second-largest economy weighing heavily on U.S. firms doing business in emerging markets. In addition, ongoing uncertainty about when the U.S. Federal Reserve (the Fed) would raise interest rates contributed to market volatility during the period. The Fed finally announced a rate hike in December.

A strengthening U.S. dollar during the period posed another headwind for U.S. companies competing in global markets, making their exports more expensive and decreasing the dollar value of overseas revenues. Falling commodity prices, especially for oil, were more of a double-edged sword. While consumers and many firms saw their fuel and energy bills decline, profits were slashed for numerous energy producers and commodity-related companies.

For the 12-month period, large-cap U.S. stocks (as measured by the Russell 1000® Index) delivered positive returns, but their small-cap counterparts (as measured by the Russell 2000® Index) were in negative territory. Growth stocks as a group outpaced value stocks across the large-, mid- and small-cap categories.

Fund Performance

For the 12-month period ended December 31, 2015, Eaton Vance VT Large-Cap Value Fund (the Fund) Initial Class shares had a total return of –1.23% at net asset value (NAV), outperforming the Fund’s benchmark, the Russell 1000® Value Index (the Index), which returned –3.83% for the same period.

Stock selection in the consumer staples, information technology and financials sectors contributed to Fund performance relative to the Index for the period. Within consumer staples, the Fund’s overweight positions versus the Index in tobacco firms Reynolds American, Inc. and Altria Group, Inc. aided relative Fund performance, as better-than-expected sales volumes and higher pricing boosted both companies’ profits. Elsewhere in consumer staples, the Fund’s out-of-Index holding in grocery chain Kroger Co. helped Fund performance versus the Index, as the firm delivered strong year-over-year sales growth and expanding profit margins.

In the information technology sector, the Fund’s out-of-Index position in Alphabet, Inc., parent company of Google, contributed to relative Fund performance versus the Index. Alphabet’s stock rose in response to the new CFO’s efforts to better manage expenses and provide more clarity on the profitability of the various businesses in the firm’s portfolio. Also in information technology, the Fund’s overweight position versus the Index in semiconductor manufacturer Intel Corp. contributed to relative Fund performance. In the financial sector, the Fund’s overweight position versus the Index in Simon Property Group, Inc., a real estate investment trust (REIT), further aided relative Fund performance. By period-end, Simon Property Group had been sold out of the Fund.

In contrast, stock selection in the health care, consumer discretionary and energy sectors detracted from Fund performance relative to the Index. In health care, the Fund’s out-of-Index holding in pharmaceutical firm AbbVie, Inc. dragged on Fund performance versus the Index. AbbVie was sold during the period after its shares were negatively impacted by increased media focus on high drug prices. Not owning Index constituents UnitedHealth Group, Inc. and Cigna Corp. also hurt Fund performance versus the Index. Both health insurance providers performed strongly, as consolidation in the managed care industry drove their stock prices higher.

In the consumer discretionary sector, the Fund’s position in mass media company CBS Corp. was sold out of the Fund during the period. The stock rallied later in the period, however, which detracted from Fund performance versus the Index. In the energy sector, Fund performance versus the Index was hampered by the Fund’s overweights in natural gas producer Range Resources Corp. and exploration and production firms Devon Energy Corp. and Anadarko Petroleum Corp. All three stocks declined amid falling oil and gas prices during the 12-month period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted.

2

Eaton Vance

VT Large-Cap Value Fund

December 31, 2015

Performance2,3

Portfolio Managers Edward J. Perkin, CFA and John D. Crowley

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Initial Class at NAV	03/30/2007	03/30/2007	–1.23%	9.51%	4.63%
ADV Class at NAV	04/15/2014	03/30/2007	–0.89	9.65	4.71
Russell 1000® Value Index	—	—	–3.83%	11.27%	4.48%

% Total Annual Operating Expense Ratios[4]				Initial Class	ADV Class
Gross				1.78%	1.53%
Net				1.20	0.95

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Initial Class of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
ADV Class	$10,000	03/30/2007	$14,961	N.A.

Fund Profile

Sector Allocation (% of net assets)

Top 10 Holdings (% of net assets)5

General Electric Co.	4.7%
Johnson & Johnson	3.8
Wells Fargo & Co.	3.5
JPMorgan Chase & Co.	3.4
United Technologies Corp.	3.2
Chevron Corp.	3.0
Occidental Petroleum Corp.	2.8
Citigroup, Inc.	2.5
Medtronic PLC	2.5
Microsoft Corp.	2.4
Total	31.8%

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted.

3

Eaton Vance

VT Large-Cap Value Fund

December 31, 2015

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Russell 1000® Index is an unmanaged index of 1,000 U.S. large-cap stocks. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Russell 1000® Value Index is an unmanaged index of U.S. large-cap value stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

There is no sales charge. Insurance-related charges are not included in the calculation of returns. If such charges were reflected, the returns would be lower. Please refer to the report for your insurance contract for performance data reflecting insurance- related charges. Large redemptions from the Fund on 3/31/14 and 9/30/10 positively impacted Fund performance for the five years and since inception periods.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of ADV Class is linked to Initial Class. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.
[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/16. Without the reimbursement, if applicable, performance would have been lower.

[5]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

4

Eaton Vance

VT Large-Cap Value Fund

December 31, 2015

Fund Expenses

Example:  As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 – December 31, 2015).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) through which your investment in the Fund is made. Therefore, the second section of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts and to qualified pension and retirement plans, and will not help you determine the relative total costs of investing in the Fund through variable contracts. In addition, if these expenses and charges imposed under the variable contracts were included, your costs would be higher.

	Beginning Account Value (7/1/15)	Ending Account Value (12/31/15)	Expenses Paid During Period* (7/1/15 – 12/31/15)		Annualized Expense Ratio

Actual
Initial Class	$1,000.00	$984.70	$6.00	**	1.20%
ADV Class	$1,000.00	$987.00	$4.76	**	0.95%

Hypothetical
(5% return per year before expenses)
Initial Class	$1,000.00	$1,019.20	$6.11	**	1.20%
ADV Class	$1,000.00	$1,020.40	$4.84	**	0.95%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2015. Expenses shown do not include insurance-related charges.

**	Absent an allocation of certain expenses to an affiliate, the expenses would be higher.

5

Eaton Vance

VT Large-Cap Value Fund

December 31, 2015

Portfolio of Investments

Common Stocks — 98.5%

Security	Shares	Value

Aerospace & Defense — 3.2%
United Technologies Corp.	1,545	$148,428

		$148,428

Air Freight & Logistics — 2.0%
C.H. Robinson Worldwide, Inc.	1,519	$94,208

		$94,208

Banks — 11.9%
Citigroup, Inc.	2,257	$116,800
JPMorgan Chase & Co.	2,415	159,463
KeyCorp	3,893	51,349
PNC Financial Services Group, Inc. (The)	685	65,287
Wells Fargo & Co.	3,012	163,732

		$556,631

Beverages — 0.9%
Molson Coors Brewing Co., Class B	461	$43,297

		$43,297

Capital Markets — 7.0%
Credit Suisse Group AG	837	$18,031
Credit Suisse Group AG(1)	1,640	35,329
Credit Suisse Group AG ADR	3,519	76,327
Goldman Sachs Group, Inc. (The)	524	94,441
Invesco, Ltd.	3,130	104,792

		$328,920

Chemicals — 3.3%
PPG Industries, Inc.	940	$92,891
Syngenta AG	160	62,624

		$155,515

Consumer Finance — 0.9%
Synchrony Financial(2)	1,440	$43,790

		$43,790

Diversified Telecommunication Services — 2.0%
Verizon Communications, Inc.	2,002	$92,532

		$92,532

Security	Shares	Value

Electric Utilities — 2.4%
NextEra Energy, Inc.	1,094	$113,656

		$113,656

Electrical Equipment — 1.5%
Hubbell, Inc.	458	$46,277
Rockwell Automation, Inc.	230	23,600

		$69,877

Energy Equipment & Services — 1.7%
Schlumberger, Ltd.	1,160	$80,910

		$80,910

Food & Staples Retailing — 2.2%
Kroger Co. (The)	2,509	$104,951

		$104,951

Food Products — 1.9%
General Mills, Inc.	1,514	$87,297

		$87,297

Health Care Equipment & Supplies — 3.3%
Medtronic PLC	1,504	$115,688
Zimmer Biomet Holdings, Inc.	397	40,728

		$156,416

Health Care Providers & Services — 1.4%
McKesson Corp.	324	$63,903

		$63,903

Industrial Conglomerates — 4.7%
General Electric Co.	7,158	$222,972

		$222,972

Insurance — 7.9%
ACE, Ltd.	763	$89,157
Aflac, Inc.	938	56,186
American Financial Group, Inc.	516	37,193
Prudential PLC	3,086	69,526
Unum Group	778	25,900
XL Group PLC	2,374	93,013

		$370,975

6	See Notes to Financial Statements.

Eaton Vance

VT Large-Cap Value Fund

December 31, 2015

Portfolio of Investments — continued

Security	Shares	Value

Internet Software & Services — 0.6%
Alphabet, Inc., Class C(2)	36	$27,320

		$27,320

Life Sciences Tools & Services — 1.4%
Thermo Fisher Scientific, Inc.	461	$65,393

		$65,393

Multi-Utilities — 3.7%
PG&E Corp.	1,258	$66,913
Sempra Energy	1,159	108,958

		$175,871

Multiline Retail — 0.9%
Target Corp.	554	$40,226

		$40,226

Oil, Gas & Consumable Fuels — 11.0%
Anadarko Petroleum Corp.	1,026	$49,843
Chevron Corp.	1,592	143,216
Devon Energy Corp.	1,379	44,128
EOG Resources, Inc.	780	55,216
Occidental Petroleum Corp.	1,927	130,285
Range Resources Corp.	1,505	37,038
Royal Dutch Shell PLC, Class B	2,540	57,889

		$517,615

Pharmaceuticals — 7.6%
Allergan PLC(2)	227	$70,938
Eli Lilly & Co.	406	34,210
Johnson & Johnson	1,727	177,397
Teva Pharmaceutical Industries, Ltd. ADR	1,157	75,945

		$358,490

Real Estate Investment Trusts (REITs) — 4.1%
Equity Residential	1,022	$83,385
Federal Realty Investment Trust	491	71,735
Post Properties, Inc.	638	37,744

		$192,864

Semiconductors & Semiconductor Equipment — 2.3%
Intel Corp.	2,060	$70,967
NXP Semiconductors NV(2)	437	36,817

		$107,784

Security	Shares	Value

Software — 4.5%
Microsoft Corp.	2,050	$113,734
Oracle Corp.	2,712	99,069

		$212,803

Specialty Retail — 0.6%
Home Depot, Inc. (The)	210	$27,773

		$27,773

Textiles, Apparel & Luxury Goods — 0.8%
Michael Kors Holdings, Ltd.(2)	905	$36,254

		$36,254

Tobacco — 2.8%
Altria Group, Inc.	726	$42,260
Reynolds American, Inc.	1,924	88,793

		$131,053

Total Common Stocks (identified cost $4,282,348)		$4,627,724

Total Investments — 98.5% (identified cost $4,282,348)		$4,627,724

Other Assets, Less Liabilities — 1.5%		$69,403

Net Assets — 100.0%		$4,697,127

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Security was acquired in a private offering and may be resold on a designated offshore securities market pursuant to Regulation S under the Securities Act of 1933.

(2)	Non-income producing security.

Abbreviations:

ADR	–	American Depositary Receipt

7	See Notes to Financial Statements.

Eaton Vance

VT Large-Cap Value Fund

December 31, 2015

Statement of Assets and Liabilities

Assets	December 31, 2015
Investments, at value (identified cost, $4,282,348)	$4,627,724
Cash	88,390
Dividends receivable	8,881
Receivable for Fund shares sold	5,488
Tax reclaims receivable	16,726
Receivable from affiliate	8,521
Total assets	$4,755,730

Liabilities
Payable for Fund shares redeemed	$776
Payable to affiliates:
Investment adviser fee	2,484
Distribution fees	993
Trustees’ fees	190
Payable for shareholder servicing fees	922
Accrued expenses	53,238
Total liabilities	$58,603
Net Assets	$4,697,127

Sources of Net Assets
Paid-in capital	$4,412,027
Accumulated net realized loss	(58,708)
Net unrealized appreciation	343,808
Net Assets	$4,697,127

Initial Class Shares
Net Assets	$4,696,450
Shares Outstanding	560,450
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.38

ADV Class Shares
Net Assets	$677
Shares Outstanding	81
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding, including fractional shares)	$8.34

8	See Notes to Financial Statements.

Eaton Vance

VT Large-Cap Value Fund

December 31, 2015

Statement of Operations

Investment Income	Year Ended December 31, 2015
Dividends (net of foreign taxes, $721)	$119,321
Total investment income	$119,321

Expenses
Investment adviser fee	$31,812
Distribution fees
Initial Class	12,723
Shareholder servicing fees
Initial Class	9,160
ADV Class	1
Trustees’ fees and expenses	722
Custodian fee	33,447
Transfer and dividend disbursing agent fees	12,045
Legal and accounting services	36,236
Printing and postage	5,740
Miscellaneous	6,990
Total expenses	$148,876
Deduct —
Allocation of expenses to affiliate	$85,680
Reduction of custodian fee	21
Total expense reductions	$85,701

Net expenses	$63,175

Net investment income	$56,146

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$596,847
Foreign currency transactions	704
Net realized gain	$597,551
Change in unrealized appreciation (depreciation) —
Investments	$(685,101)
Foreign currency	(117)
Net change in unrealized appreciation (depreciation)	$(685,218)

Net realized and unrealized loss	$(87,667)

Net decrease in net assets from operations	$(31,521)

9	See Notes to Financial Statements.

Eaton Vance

VT Large-Cap Value Fund

December 31, 2015

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2015	2014
From operations —
Net investment income	$56,146	$163,421
Net realized gain from investment and foreign currency transactions	597,551	12,571,660
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(685,218)	(10,714,531)
Net increase (decrease) in net assets from operations	$(31,521)	$2,020,550
Distributions to shareholders —
From net investment income
Initial Class	$(19,808)	$—
ADV Class	(14)	—
From net realized gain
Initial Class	(1,707,760)	(126,155)
ADV Class	(395)	(21)
Total distributions to shareholders	$(1,727,977)	$(126,176)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Initial Class	$1,854,519	$3,077,771
ADV Class	—	1,000
Net asset value of shares issued to shareholders in payment of distributions declared
Initial Class	1,727,568	126,155
Cost of shares redeemed
Initial Class	(3,659,956)	(47,757,322)
Net decrease in net assets from Fund share transactions	$(77,869)	$(44,552,396)

Net decrease in net assets	$(1,837,367)	$(42,658,022)

Net Assets
At beginning of year	$6,534,494	$49,192,516
At end of year	$4,697,127	$6,534,494

Accumulated undistributed net investment income included in net assets
At end of year	$—	$20,296

10	See Notes to Financial Statements.

Eaton Vance

VT Large-Cap Value Fund

December 31, 2015

Financial Highlights

	Initial Class
	Year Ended December 31,
	2015		2014		2013		2012		2011
Net asset value — Beginning of year	$13.230		$11.790		$9.240		$8.140		$8.770

Income (Loss) From Operations
Net investment income	$0.111	(1)	$0.118	(1)	$0.101		$0.129		$0.107
Net realized and unrealized gain (loss)	(0.033)		1.580		2.551		1.101		(0.631)

Total income (loss) from operations	$0.078		$1.698		$2.652		$1.230		$(0.524)

Less Distributions
From net investment income	$(0.057)		$—		$(0.101)		$(0.130)		$(0.106)
From net realized gain	(4.871)		(0.258)		(0.001)		—		—
Tax return of capital	—		—		—		(0.000	)(2)	—

Total distributions	$(4.928)		$(0.258)		$(0.102)		$(0.130)		$(0.106)

Net asset value — End of year	$8.380		$13.230		$11.790		$9.240		$8.140

Total Return(3)	(1.23)%		14.43%		28.74	%(4)	15.12%		(5.97)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$4,696		$6,533		$49,193		$49,002		$60,003
Ratios (as a percentage of average daily net assets):
Expenses(5)	1.24	%(6)	1.30	%(6)	1.30	%(6)	1.30	%(6)	1.28%
Net investment income	1.10%		0.97%		0.88%		1.25%		1.17%
Portfolio Turnover	106%		57%		63%		39%		70%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $(0.0005).

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)

During the year ended December 31, 2013, the Fund received a payment made by an affiliate for a trading error which amounted to $0.02 per share. Had the Fund not received this payment, total return would have been lower by 0.21%.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)

The investment adviser reimbursed certain operating expenses (equal to 1.68%, 0.42%, 0.01% and 0.01% of average daily net assets for the years ended December 31, 2015, 2014, 2013 and 2012, respectively). Absent this reimbursement, total return would be lower.

11	See Notes to Financial Statements.

Eaton Vance

VT Large-Cap Value Fund

December 31, 2015

Financial Highlights — continued

	ADV Class
	Year Ended December 31, 2015		Period Ended December 31, 2014(1)
Net asset value — Beginning of period	$13.270		$12.320

Income (Loss) From Operations
Net investment income(2)	$0.140		$0.101
Net realized and unrealized gain (loss)	(0.021)		1.107

Total income from operations	$0.119		$1.208

Less Distributions
From net investment income	$(0.178)		$—
From net realized gain	(4.871)		(0.258)

Total distributions	$(5.049)		$(0.258)

Net asset value — End of period	$8.340		$13.270

Total Return(3)	(0.89)%		9.83	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1		$1
Ratios (as a percentage of average daily net assets):
Expenses(5)	0.99	%(6)	1.05	%(6)(7)
Net investment income	1.36%		1.08	%(7)
Portfolio Turnover	106%		57	%(8)

(1)	For the period from commencement of operations on April 15, 2014 to December 31, 2014.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)

The investment adviser reimbursed certain operating expenses (equal to 1.68% and 0.42% of average daily net assets for the year ended December 31, 2015 and the period ended December 31, 2014, respectively). Absent this reimbursement, total return would be lower.

(7)	Annualized.

(8)	For the year ended December 31, 2014.

12	See Notes to Financial Statements.

Eaton Vance

VT Large-Cap Value Fund

December 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance VT Large-Cap Value Fund (the Fund) is a diversified series of Eaton Vance Variable Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund offers Initial Class and ADV Class shares which are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund is generally made available for purchase only to separate accounts established by participating insurance companies and qualified pension or retirement plans.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of December 31, 2015, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

13

Eaton Vance

VT Large-Cap Value Fund

December 31, 2015

Notes to Financial Statements — continued

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, if an election is made on behalf of a separate account, to receive some or all of the distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2015 and December 31, 2014 was as follows:

	Year Ended December 31,
	2015	2014

Distributions declared from:
Ordinary income	$275,801	$—
Long-term capital gains	$1,452,176	$126,176

During the year ended December 31, 2015, accumulated net realized gain was decreased by $616,150, accumulated undistributed net investment income was decreased by $56,620 and paid-in capital was increased by $672,770 due to the Fund’s use of equalization accounting and differences between book and tax accounting, primarily for foreign currency gain (loss), distributions from real estate investment trusts and investments in partnerships. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2015, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Net unrealized appreciation	$285,100

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

14

Eaton Vance

VT Large-Cap Value Fund

December 31, 2015

Notes to Financial Statements — continued

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2015, as determined on a federal income tax basis, were as follows:

Aggregate cost	$4,341,056

Gross unrealized appreciation	$475,197
Gross unrealized depreciation	(188,529)

Net unrealized appreciation	$286,668

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.625% of the Fund’s average daily net assets up to $2 billion and at reduced rates on daily net assets of $2 billion or more, and is payable monthly. For the year ended December 31, 2015, the investment adviser fee amounted to $31,812 or 0.625% of the Fund’s average daily net assets. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.20% and 0.95% (1.30% and 1.05% prior to May 1, 2015) of the Fund’s average daily net assets for Initial Class and ADV Class, respectively. This agreement may be changed or terminated after April 30, 2016. Pursuant to this agreement, EVM was allocated $85,680 of the Fund’s operating expenses for the year ended December 31, 2015. EVM also serves as administrator of the Fund, but receives no compensation. Eaton Vance Distributors, Inc. (EVD), the Fund’s principal underwriter and an affiliate of EVM, received distribution fees (see Note 4).

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund are officers of EVM.

4  Distribution Plans

The Fund has in effect a distribution plan for Initial Class shares (Initial Class Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Initial Class Plan, the Fund pays EVD a distribution fee of 0.25% per annum of its average daily net assets attributable to Initial Class shares for the sale and distribution of Initial Class shares. Distribution fees paid or accrued to EVD for the year ended December 31, 2015 amounted to $12,723. Insurance companies receive such fees from EVD based on the value of shares held by such companies. The insurance companies through which investors hold shares of the Fund may also pay fees to third parties in connection with the sale of variable contracts and for services provided to variable contract owners. The Fund, EVM or EVD are not a party to these arrangements. Investors should consult the prospectus and statement of additional information for their variable contracts for a discussion of these payments. EVD may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Distribution fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan (Servicing Plan) for Initial Class and ADV Class. The Servicing Plan allows the Trust to enter into shareholder servicing agreements with insurance companies, investment dealers, broker/dealers or other financial intermediaries that provide shareholder services relating to Fund shares and their shareholders, including variable contract owners or plan participants with interests in the Fund. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.25% of its average daily net assets attributable to each class that are subject to shareholder servicing agreements. No shareholder servicing fees are levied on shares owned by EVM, its affiliates, or their respective employees or clients and may be waived under certain other limited conditions. For the year ended December 31, 2015, shareholder servicing fees were equivalent to 0.18% per annum of each class’ average daily net assets and amounted to $9,160 and $1 for Initial Class and ADV Class, respectively.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $5,320,205 and $7,058,399, respectively, for the year ended December 31, 2015.

15

Eaton Vance

VT Large-Cap Value Fund

December 31, 2015

Notes to Financial Statements — continued

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Initial Class	2015	2014

Sales	174,620	240,067
Issued to shareholders electing to receive payments of distributions in Fund shares	196,092	9,667
Redemptions	(304,201)	(3,929,165)

Net increase (decrease)	66,511	(3,679,431)

ADV Class	Year Ended December 31, 2015	Period Ended December 31, 2014(1)

Sales	—	81

Net increase	—	81

(1)	For the period from commencement of operations on April 15, 2014 to December 31, 2014.

At December 31, 2015, separate accounts of 3 insurance companies each owned more than 10% of the value of the outstanding shares of the Fund aggregating 97.0%.

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through September 2, 2016. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2015.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

16

Eaton Vance

VT Large-Cap Value Fund

December 31, 2015

Notes to Financial Statements — continued

At December 31, 2015, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Consumer Discretionary	$104,253	$—		$—	$104,253
Consumer Staples	366,598	—		—	366,598
Energy	540,636	57,889		—	598,525
Financials	1,370,294	122,886		—	1,493,180
Health Care	644,202	—		—	644,202
Industrials	535,485	—		—	535,485
Information Technology	347,907	—		—	347,907
Materials	92,891	62,624		—	155,515
Telecommunication Services	92,532	—		—	92,532
Utilities	289,527	—		—	289,527

Total Common Stocks	$4,384,325	$243,399	*	$—	$4,627,724

Total Investments	$4,384,325	$243,399		$—	$4,627,724

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Fund held no investments or other financial instruments as of December 31, 2014 whose fair value was determined using Level 3 inputs. At December 31, 2015, there were no investments transferred between Level 1 and Level 2 during the year then ended.

17

Eaton Vance

VT Large-Cap Value Fund

December 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Variable Trust and Shareholders of Eaton Vance VT Large-Cap Value Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance VT Large-Cap Value Fund (the “Fund”) (one of the funds constituting Eaton Vance Variable Trust), including the portfolio of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance VT Large-Cap Value Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 19, 2016

18

Eaton Vance

VT Large-Cap Value Fund

December 31, 2015

Federal Tax Information (Unaudited)

As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended December 31, 2015, the Fund designates approximately $102,724, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2015 ordinary income dividends, 14.44% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2015, $547,660 or, if subsequently determined to be different, the net capital gain of such year.

19

Eaton Vance

VT Large-Cap Value Fund

December 31, 2015

Management and Organization

Fund Management.  The Trustees of Eaton Vance Variable Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVMI is an indirect, wholly-owned subsidiary of EVC. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD and EVMI. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

20

Eaton Vance

VT Large-Cap Value Fund

December 31, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Vice-Chairperson of the Board and Trustee	2016 (Vice-Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland(3) 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairperson of the Board and Trustee	2007 (Chairperson) and 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

21

Eaton Vance

VT Large-Cap Value Fund

December 31, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Sutherland began serving as a Trustee effective May 1, 2015.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

22

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

23

This Page Intentionally Left Blank

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

2990    12.31.15

Eaton Vance

VT Bond Fund

Annual Report

December 31, 2015

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of the Fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2015

Eaton Vance

VT Bond Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	22

Federal Tax Information	23

Management and Organization	24

Important Notices	27

Eaton Vance

VT Bond Fund

December 31, 2015

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The world’s financial markets delivered a mixed performance for the 12 months ended December 31, 2015. Slowing growth in China, falling oil prices and a turn in Federal Reserve (the Fed) policy were key themes influencing asset prices.

In China, the pace of economic expansion moderated to its lowest level in 25 years. The Chinese government took steps to stimulate growth, such as cutting interest rates, lowering bank reserve requirements and devaluing the country’s currency. Nonetheless, manufacturing and export activity remained sluggish, and growth in fixed-asset investment continued to decline. China’s slowdown, as well as poor communications regarding its policies toward the currency’s relative value and the equity market’s behavior, exacerbated a global glut in oil supply that pushed prices down more than 40% for the year. Prices of many other commodities also plummeted.

Modest U.S. growth and inflation, combined with slowing growth overseas and volatility in the financial markets, prompted the Fed to delay the start of its first monetary tightening cycle since 2004. However, the central bank hinted in October that a rate hike might be imminent and ultimately raised rates in December following two strong jobs reports. Yields increased modestly across the U.S. Treasury curve in 2015.

Against this backdrop, the S&P 500 Index2 and the Barclays U.S. Aggregate Bond Index climbed 1.38% and 0.55%, respectively, while the BofA Merrill Lynch U.S. High Yield Index returned –4.64%. The JPMorgan Government Bond Index: Emerging Market (JPM GBI-EM) Global Diversified (Unhedged) returned –14.92%, and the Bloomberg Commodity Index Total Return returned –24.66%.

Fund Performance

Eaton Vance VT Bond Fund (the Fund) Initial Class shares had a total return of –14.35% at net asset value (NAV) for the fiscal year ending December 31, 2015. By comparison, its benchmark, the Barclays U.S. Government/Credit Bond Index (the Index), returned 0.15% for the same period.

Asset allocation into sectors not included in the Index proved to be the largest detractor to the Fund’s performance relative to the Index. These sectors included high-yield bonds, non-

U.S. dollar-denominated bonds of emerging market (EM) issuers, preferred stocks and convertible securities. During the year, investors favored more liquid sectors and sectors perceived as “safe havens,” including U.S. Treasurys and federal agency securities — areas of the market where the Fund had little to no exposure.

Among these non-Index sectors, allocations to high-yield bonds and non-U.S. dollar-denominated bonds of EM issuers subtracted the most from performance versus the Index. Energy company debt represents a significant percentage of the high-yield market, so high yield was especially hard hit by the collapse in oil prices. The downturn in commodities was also a headwind for non-U.S. dollar-denominated EM debt, as was a broad strengthening in the U.S. dollar. In addition, the Fund held securities denominated in a few developed market currencies, including the Canadian and New Zealand dollars. The U.S. dollar strengthened against these currencies as well, further weighing on performance versus the Index. Security selection was also a drag on performance versus the Index, particularly among commodity-related issuers.

On the plus side, the Fund’s investments in floating-rate loans and commercial mortgage-backed securities (CMBS) bolstered relative returns. Within the floating-rate loan market, the top contributor was a position in a consumer company that received a substantial capital injection from a high-profile investor. The Fund’s CMBS holdings benefited from strong demand for commercial property in the low-yield environment. Several convertible bonds of domestic homebuilders also added value, as investors maintained a favorable view on housing fundamentals.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted.

2

Eaton Vance

VT Bond Fund

December 31, 2015

Performance2,3

Portfolio Managers Kathleen C. Gaffney, CFA, Stephen C. Concannon, CFA, Michael J. Turgel, CFA and Henry Peabody, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Initial Class at NAV	09/15/2014	09/15/2014	–14.35%	—	–12.24%
ADV Class at NAV	09/15/2014	09/15/2014	–14.14	—	–12.03
Barclays U.S. Government/Credit Bond Index	—	—	0.15%	3.39%	1.75%

% Total Annual Operating Expense Ratios[4]				Initial Class	ADV Class
Gross				2.08%	1.83%
Net				1.20	0.95

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Initial Class of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
ADV Class	$10,000	09/15/2014	$8,473	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted.

3

Eaton Vance

VT Bond Fund

December 31, 2015

Fund Profile

Credit Quality (% of total investments and excluding common stocks)5

Asset Allocation (% of total investments)

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

VT Bond Fund

December 31, 2015

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Barclays U.S. Government/Credit Bond Index measures the performance of U.S. Treasuries, government-related and investment-grade U.S. corporate securities with a maturity of one year or more. BofA Merrill Lynch U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. BofA Merrill Lynch® indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, BofAML does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. JPMorgan Government Bond Index: Emerging Market (JPM GBI-EM) Global Diversified (Unhedged) is an unmanaged index of local-currency bonds with maturities of more than one year issued by emerging markets governments. Bloomberg Commodity Index Total Return is designed to provide diversified commodity exposure, with weightings based on each underlying commodity’s liquidity and economic significance. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

There is no sales charge. Insurance-related charges are not included in the calculation of returns. If such charges were reflected, the returns would be lower. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/16. Without the reimbursement, if applicable, performance would have been lower.

[5]

Ratings are based on Moody’s, S&P or Fitch, as applicable. If securities are rated differently by the ratings agencies, the higher rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” are not rated by the national ratings agencies stated above.

Fund profile subject to change due to active management.

5

Eaton Vance

VT Bond Fund

December 31, 2015

Fund Expenses

Example:  As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 – December 31, 2015).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) through which your investment in the Fund is made. Therefore, the second section of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts and to qualified pension and retirement plans, and will not help you determine the relative total costs of investing in the Fund through variable contracts. In addition, if these expenses and charges imposed under the variable contracts were included, your costs would be higher.

	Beginning Account Value (7/1/15)	Ending Account Value (12/31/15)	Expenses Paid During Period* (7/1/15 – 12/31/15)		Annualized Expense Ratio

Actual
Initial Class	$1,000.00	$861.50	$5.63	**	1.20%
ADV Class	$1,000.00	$862.40	$4.46	**	0.95%

Hypothetical
(5% return per year before expenses)
Initial Class	$1,000.00	$1,019.20	$6.11	**	1.20%
ADV Class	$1,000.00	$1,020.40	$4.84	**	0.95%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2015. Expenses shown do not include insurance-related charges.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

VT Bond Fund

December 31, 2015

Portfolio of Investments

Corporate Bonds & Notes — 25.2%

Security		Principal Amount* (000’s omitted)	Value

Auto Manufacturers — 1.1%
Ford Motor Credit Co., LLC, 4.05%, 12/10/18	AUD	230	$167,864

			$167,864

Commercial Services — 1.1%
Western Union Co. (The), 6.20%, 11/17/36		181	$176,467

			$176,467

Computers — 2.6%
Seagate HDD Cayman, 4.875%, 6/1/27(1)		365	$280,827
SunGard Availability Services Capital, Inc., 8.75%, 4/1/22(1)		216	133,380

			$414,207

Diversified Financial Services — 1.6%
Jefferies Group, LLC, 6.50%, 1/20/43		195	$180,831
Navient Corp., 5.625%, 8/1/33		115	77,625

			$258,456

Home Builders — 1.7%
MDC Holdings, Inc., 6.00%, 1/15/43		329	$261,555

			$261,555

Insurance — 0.9%
XLIT, Ltd., Series E, 6.50% to 4/15/17, 10/29/49(2)		200	$145,750

			$145,750

Iron & Steel — 0.1%
JMC Steel Group, Inc., 8.25%, 3/15/18(1)		20	$13,350

			$13,350

Media — 2.1%
CCO Safari II, LLC, 6.384%, 10/23/35(1)		91	$92,043
Viacom, Inc., 5.25%, 4/1/44		300	248,172

			$340,215

Metal Fabricate & Hardware — 1.2%
Valmont Industries, Inc., 5.00%, 10/1/44		210	$183,775

			$183,775

Security		Principal Amount* (000’s omitted)	Value

Mining — 3.0%
Cliffs Natural Resources, Inc., 6.25%, 10/1/40		241	$45,790
Freeport-McMoRan, Inc., 5.45%, 3/15/43		245	128,625
Southern Copper Corp., 5.25%, 11/8/42		255	185,000
Teck Resources, Ltd., 5.20%, 3/1/42		170	72,250
Teck Resources, Ltd., 5.40%, 2/1/43		100	42,500

			$474,165

Miscellaneous Manufacturing — 1.4%
Trinity Industries, Inc., 4.55%, 10/1/24		242	$222,218

			$222,218

Oil & Gas — 4.0%
Apache Corp., 4.25%, 1/15/44		177	$142,183
Continental Resources, Inc., 3.80%, 6/1/24		106	74,823
Devon Energy Corp., 5.85%, 12/15/25		100	97,444
Noble Energy, Inc., 5.05%, 11/15/44		146	118,278
Rowan Cos., Inc., 5.40%, 12/1/42		339	203,224

			$635,952

Retail — 3.7%
JC Penney Corp., Inc., 6.375%, 10/15/36		580	$361,050
Walgreens Boots Alliance, Inc., 4.80%, 11/18/44		180	164,129
Yum! Brands, Inc., 5.35%, 11/1/43		90	68,914

			$594,093

Telecommunications — 0.7%
Avaya, Inc., 10.50%, 3/1/21(1)		335	$115,575

			$115,575

Total Corporate Bonds & Notes (identified cost $5,121,084)			$4,003,642

Foreign Corporate Bonds — 15.9%

Security		Principal Amount* (000’s omitted)	Value

Banks — 4.0%
ANZ Bank New Zealand, Ltd., 5.43%, 2/27/19	NZD	370	$265,402
Australia & New Zealand Banking Group, Ltd., 3.75%, 7/25/19	AUD	230	170,727
Santander Issuances SAU, 5.179%, 11/19/25		200	197,371

			$633,500

7	See Notes to Financial Statements.

Eaton Vance

VT Bond Fund

December 31, 2015

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Engineering & Construction — 0.5%
Empresas ICA SAB de CV, 8.875%, 5/29/24(1)(3)		330	$70,125

			$70,125

Mining — 2.5%
Barrick Gold Corp., 5.25%, 4/1/42		215	$145,194
Newcrest Finance Pty, Ltd., 4.20%, 10/1/22(1)		160	134,334
Newcrest Finance Pty, Ltd., 5.75%, 11/15/41(1)		167	115,872

			$395,400

Miscellaneous Manufacturing — 1.7%
Bombardier, Inc., 7.45%, 5/1/34(1)		400	$270,000

			$270,000

Oil & Gas — 3.5%
Ecopetrol SA, 5.875%, 5/28/45		158	$112,970
Ensco PLC, 5.75%, 10/1/44		260	171,761
Odebrecht Offshore Drilling Finance, Ltd., 6.75%, 10/1/22(1)		116	27,849
Pacific Drilling SA, 5.375%, 6/1/20(1)		155	65,100
Pacific Exploration and Production Corp., 5.625%, 1/19/25(1)		230	47,150
Petrobras Global Finance BV, 5.625%, 5/20/43		220	134,750

			$559,580

Telecommunications — 3.7%
America Movil SAB de CV, 6.45%, 12/5/22	MXN	2,000	$110,592
Axtel SAB de CV, 9.00%, 1/31/20(1)		147	153,248
Colombia Telecomunicaciones SA ESP, 8.50% to 3/30/20, 12/29/49(1)(2)		100	86,250
Oi Brasil Holdings Cooperatief UA, 5.75%, 2/10/22(1)		350	162,750
Telecom Italia Capital SA, 6.00%, 9/30/34		84	77,910

			$590,750

Total Foreign Corporate Bonds (identified cost $3,632,938)			$2,519,355

Foreign Government Bonds — 14.3%

Security		Principal Amount (000’s omitted)	Value

Brazil — 2.8%
Brazil Notas do Tesouro Nacional, 10.00%, 1/1/21	BRL	1,910	$384,786
Federative Republic of Brazil, 12.50%, 1/5/16	BRL	250	63,504

			$448,290

Canada — 3.0%
Canada Housing Trust, 3.80%, 6/15/21(1)	CAD	290	$236,416
Canadian Government Bond, 0.75%, 3/1/21	CAD	340	244,912

			$481,328

Malaysia — 1.6%
Malaysia Government Bond, 3.795%, 9/30/22	MYR	1,130	$259,241

			$259,241

Mexico — 3.3%
Mexican Bonos, 7.75%, 5/29/31	MXN	6,810	$434,176
Mexican Bonos, 7.75%, 11/13/42	MXN	1,382	87,829

			$522,005

Supranational — 3.6%
European Bank for Reconstruction & Development, 7.375%, 4/15/19	IDR	1,140,000	$77,894
European Investment Bank, 7.20%, 7/9/19(1)	IDR	1,170,000	77,996
Inter-American Development Bank, 7.20%, 11/14/17	IDR	350,000	24,126
International Finance Corp., 6.30%, 11/25/24	INR	3,910	55,390
International Finance Corp., 6.45%, 10/30/18	INR	2,900	43,478
International Finance Corp., 7.80%, 6/3/19	INR	1,500	23,361
International Finance Corp., 8.25%, 6/10/21	INR	16,650	264,857

			$567,102

Total Foreign Government Bonds (identified cost $2,769,412)			$2,277,966

Convertible Bonds — 10.7%

Security		Principal Amount (000’s omitted)	Value

Home Builders — 8.4%
CalAtlantic Group, Inc., 0.25%, 6/1/19		$105	$94,434
CalAtlantic Group, Inc., 1.25%, 8/1/32		255	284,325

8	See Notes to Financial Statements.

Eaton Vance

VT Bond Fund

December 31, 2015

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Home Builders (continued)
KB Home, 1.375%, 2/1/19	$520	$467,675
Lennar Corp., 3.25%, 11/15/21(1)	230	479,981

		$1,326,415

Machinery – Diversified — 1.0%
Chart Industries, Inc., 2.00%, 8/1/18	$190	$165,300

		$165,300

Oil & Gas — 0.1%
American Energy - Permian Basin, LLC, 8.00%, 5/1/22(1)(4)	$52	$5,720
Ascent Resources - Utica, LLC, 3.50%, 3/1/21(1)(4)	112	2,579

		$8,299

Telecommunications — 1.2%
Ciena Corp., 3.75%, 10/15/18(1)	$155	$192,975

		$192,975

Total Convertible Bonds (identified cost $1,779,710)		$1,692,989

Asset-Backed Securities — 2.0%

Security	Principal Amount (000’s omitted)	Value
Colony American Homes Series 2014-2A, Class D, 2.768%, 7/17/31(1)(5)	$110	$107,411
SpringCastle Funding Trust Series 2014-AA, Class B, 4.61%, 10/25/27(1)	205	205,697

Total Asset-Backed Securities (identified cost $312,054)		$313,108

Commercial Mortgage-Backed Securities — 2.1%

Security	Principal Amount (000’s omitted)	Value
Americold LLC Trust Series 2010-ARTA, Class D, 7.443%, 1/14/29(1)	$100	$112,768
Commercial Mortgage Trust Series 2013-CR10, Class D, 4.791%, 8/10/46(1)(6)	150	139,387
JPMBB Commercial Mortgage Securities Trust Series 2014-C23, Class D, 3.96%, 9/15/47(1)(6)	100	80,560

Total Commercial Mortgage-Backed Securities (identified cost $343,633)		$332,715

Senior Floating-Rate Loans — 1.4%(7)

Borrower/ Tranche Description	Principal Amount (000’s omitted)	Value

Food Services — 1.4%
Weight Watchers International, Inc., Term Loan, 4.00%, Maturing 4/2/20	$298	$219,185

Total Senior Floating-Rate Loans (identified cost $166,754)		$219,185

Tax-Exempt Investments — 0.3%

Security	Principal Amount (000’s omitted)	Value

Insured-Special Tax Revenue — 0.3%
Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/44	$95	$15,201
Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/45	235	35,266

Total Tax-Exempt Investments (identified cost $50,667)		$50,467

Common Stocks — 16.5%

Security	Shares	Value

Banks — 2.6%
Bank of America Corp.	10,303	$173,400
Regions Financial Corp.	25,067	240,643

		$414,043

Beverages — 1.5%
Constellation Brands, Inc., Class A	1,664	$237,020

		$237,020

Chemicals — 0.6%
PPG Industries, Inc.	1,032	$101,982

		$101,982

Machinery – Construction & Mining — 1.4%
Caterpillar, Inc.	3,160	$214,754

		$214,754

9	See Notes to Financial Statements.

Eaton Vance

VT Bond Fund

December 31, 2015

Portfolio of Investments — continued

Security	Shares	Value

Media — 1.2%
Walt Disney Co. (The)	1,799	$189,039

		$189,039

Mining — 0.2%
Freeport-McMoRan, Inc.	4,908	$33,227

		$33,227

Miscellaneous Manufacturing — 1.0%
Ingersoll-Rand PLC	2,904	$160,562

		$160,562

Oil & Gas — 1.0%
Occidental Petroleum Corp.	1,755	$118,655
SandRidge Energy, Inc.(8)	8,783	1,757
Seven Generations Energy, Ltd., Class A(8)	3,182	30,999

		$151,411

Pharmaceuticals — 1.2%
Eli Lilly & Co.	2,273	$191,523

		$191,523

Pipelines — 0.4%
Kinder Morgan, Inc.	4,648	$69,348

		$69,348

Real Estate Investment Trusts (REITs) — 0.4%
VEREIT, Inc.	8,641	$68,437

		$68,437

Semiconductors — 2.0%
Intel Corp.	9,324	$321,212

		$321,212

Software — 0.8%
Oracle Corp.	3,315	$121,097

		$121,097

Telecommunications — 2.2%
Corning, Inc.	9,352	$170,955
Telefonaktiebolaget LM Ericsson ADR	18,940	182,013

		$352,968

Total Common Stocks (identified cost $2,957,848)		$2,626,623

Convertible Preferred Stocks — 2.3%

Security	Shares	Value

Health Care – Products — 0.3%
Alere, Inc., 3.00%	140	$40,495

		$40,495

Mining — 0.1%
Cliffs Natural Resources, Inc., 7.00%	10,865	$18,504

		$18,504

Oil & Gas — 0.6%
Chesapeake Energy Corp., 5.75%	440	$91,025
SandRidge Energy, Inc., 7.00%	930	2,325
SandRidge Energy, Inc., 8.50%	1,000	5,000

		$98,350

Real Estate Investment Trusts (REITs) — 1.3%
iStar, Inc., Series J, 4.50%	4,135	$206,543

		$206,543

Total Convertible Preferred Stocks (identified cost $1,000,022)		$363,892

Total Investments — 90.7% (identified cost $18,134,122)		$14,399,942

Other Assets, Less Liabilities — 9.3%		$1,471,818

Net Assets — 100.0%		$15,871,760

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	In U.S. dollars unless otherwise indicated.

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At December 31, 2015, the aggregate value of these securities is $3,409,343 or 21.5% of the Fund’s net assets.

(2)	Security converts to floating rate after the indicated fixed-rate coupon period.

(3)	Defaulted security.

(4)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

(5)	Variable rate security. The stated interest rate represents the rate in effect at December 31, 2015.

(6)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at December 31, 2015.

10	See Notes to Financial Statements.

Eaton Vance

VT Bond Fund

December 31, 2015

Portfolio of Investments — continued

(7)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(8)	Non-income producing security.

Country Concentration of Portfolio (based on country of risk)

Country	Percentage of Net Assets	Value
United States	57.8%	$9,180,970
Canada	6.6	1,042,271
Mexico	5.4	855,970
Brazil	4.9	773,639
Supranational	3.6	567,102
Australia	2.6	420,933
New Zealand	1.7	265,402
Malaysia	1.6	259,241
Colombia	1.6	246,370
Spain	1.2	197,371
Peru	1.2	185,000
Sweden	1.1	182,013
Ireland	0.9	145,750
Italy	0.5	77,910

Total Investments	90.7%	$14,399,942

Currency Concentration of Portfolio

Currency	Percentage of Net Assets	Value
United States Dollar	71.7%	$11,376,392
Mexican Peso	4.0	632,597
Canadian Dollar	3.2	512,327
Brazilian Real	2.8	448,290
Indian Rupee	2.5	387,086
Australian Dollar	2.1	338,591
New Zealand Dollar	1.7	265,402
Malaysian Ringgit	1.6	259,241
Indonesian Rupiah	1.1	180,016

Total Investments	90.7%	$14,399,942

Abbreviations:

ADR	–	American Depositary Receipt
NPFG	–	National Public Finance Guaranty Corp.

Currency Abbreviations:

AUD	–	Australian Dollar
BRL	–	Brazilian Real
CAD	–	Canadian Dollar
IDR	–	Indonesian Rupiah
INR	–	Indian Rupee
MXN	–	Mexican Peso
MYR	–	Malaysian Ringgit
NZD	–	New Zealand Dollar

11	See Notes to Financial Statements.

Eaton Vance

VT Bond Fund

December 31, 2015

Statement of Assets and Liabilities

Assets	December 31, 2015
Investments, at value (identified cost, $18,134,122)	$14,399,942
Cash	1,320,772
Dividends receivable	5,702
Interest receivable	205,133
Receivable for Fund shares sold	22,548
Receivable from affiliate	1,575
Total assets	$15,955,672

Liabilities
Payable to affiliates:
Investment adviser fee	$7,601
Distribution fees	3
Trustees’ fees	388
Accrued expenses	75,920
Total liabilities	$83,912
Net Assets	$15,871,760

Sources of Net Assets
Paid-in capital	$19,977,298
Accumulated net realized loss	(249,678)
Accumulated distributions in excess of net investment income	(119,735)
Net unrealized depreciation	(3,736,125)
Total	$15,871,760

Initial Class Shares
Net Assets	$30,469
Shares Outstanding	3,847
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.92

ADV Class Shares
Net Assets	$15,841,291
Shares Outstanding	1,999,000
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.92

12	See Notes to Financial Statements.

Eaton Vance

VT Bond Fund

December 31, 2015

Statement of Operations

Investment Income	Year Ended December 31, 2015
Interest (net of foreign taxes, $461)	$808,090
Dividends (net of foreign taxes, $1,111)	152,815
Total investment income	$960,905

Expenses
Investment adviser fee	$101,697
Distribution fees
Initial Class	24
Trustees’ fees and expenses	1,760
Custodian fee	32,232
Transfer and dividend disbursing agent fees	12,000
Legal and accounting services	65,745
Printing and postage	8,310
Miscellaneous	2,366
Total expenses	$224,134
Deduct —
Allocation of expenses to affiliate	$48,398
Reduction of custodian fee	56
Total expense reductions	$48,454

Net expenses	$175,680

Net investment income	$785,225

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(98,663)
Foreign currency transactions	(10,013)
Net realized loss	$(108,676)
Change in unrealized appreciation (depreciation) —
Investments	$(3,332,451)
Foreign currency	(102)
Net change in unrealized appreciation (depreciation)	$(3,332,553)

Net realized and unrealized loss	$(3,441,229)

Net decrease in net assets from operations	$(2,656,004)

13	See Notes to Financial Statements.

Eaton Vance

VT Bond Fund

December 31, 2015

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2015	Period Ended December 31, 2014(1)
From operations —
Net investment income	$785,225	$146,338
Net realized loss from investment and foreign currency transactions	(108,676)	(14,324)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(3,332,553)	(403,572)
Net decrease in net assets from operations	$(2,656,004)	$(271,558)
Distributions to shareholders —
From net investment income
Initial Class	$(442)	$(89)
ADV Class	(807,087)	(194,516)
From net realized gain
Initial Class	(334)	—
ADV Class	(175,512)	—
Tax return of capital
Initial Class	(23)	(2)
ADV Class	(42,088)	(3,385)
Total distributions to shareholders	$(1,025,486)	$(197,992)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Initial Class	$45,047	$10,000
ADV Class	—	19,990,000
Net asset value of shares issued to shareholders in payment of distributions declared
Initial Class	309	—
Cost of shares redeemed
Initial Class	(22,556)	—
Net increase in net assets from Fund share transactions	$22,800	$20,000,000

Net increase (decrease) in net assets	$(3,658,690)	$19,530,450

Net Assets
At beginning of period	$19,530,450	$—
At end of period	$15,871,760	$19,530,450

Accumulated distributions in excess of net investment income included in net assets
At end of period	$(119,735)	$(1,391)

(1)	For the period from the start of business, September 15, 2014, to December 31, 2014.

14	See Notes to Financial Statements.

Eaton Vance

VT Bond Fund

December 31, 2015

Financial Highlights

	Initial Class
	Year Ended December 31, 2015	Period Ended December 31, 2014(1)
Net asset value — Beginning of period	$9.760	$10.000

Income (Loss) From Operations
Net investment income(2)	$0.368	$0.065
Net realized and unrealized loss	(1.717)	(0.214)

Total loss from operations	$(1.349)	$(0.149)

Less Distributions
From net investment income	$(0.383)	$(0.089)
From net realized gain	(0.088)	—
Tax return of capital	(0.020)	(0.002)

Total distributions	$(0.491)	$(0.091)

Net asset value — End of period	$7.920	$9.760

Total Return(3)	(14.35)%	(1.39	)%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$30	$10
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.20%	1.20	%(7)
Net investment income	4.02%	2.26	%(7)
Portfolio Turnover	40%	5	%(4)

(1)	For the period from the start of business, September 15, 2014, to December 31, 2014.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.26% and 0.63% of average daily net assets for the year ended December 31, 2015 and the period ended December 31, 2014, respectively). Absent this reimbursement, total return would be lower.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

15	See Notes to Financial Statements.

Eaton Vance

VT Bond Fund

December 31, 2015

Financial Highlights — continued

	ADV Class
	Year Ended December 31, 2015	Period Ended December 31, 2014(1)
Net asset value — Beginning of period	$9.770	$10.000

Income (Loss) From Operations
Net investment income(2)	$0.393	$0.073
Net realized and unrealized loss	(1.730)	(0.204)

Total loss from operations	$(1.337)	$(0.131)

Less Distributions
From net investment income	$(0.404)	$(0.097)
From net realized gain	(0.088)	—
Tax return of capital	(0.021)	(0.002)

Total distributions	$(0.513)	$(0.099)

Net asset value — End of period	$7.920	$9.770

Total Return(3)	(14.14)%	(1.32	)%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,841	$19,521
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	0.95%	0.95	%(7)
Net investment income	4.25%	2.53	%(7)
Portfolio Turnover	40%	5	%(4)

(1)	For the period from the start of business, September 15, 2014, to December 31, 2014.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Not annualized.

(5)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.26% and 0.63% of average daily net assets for the year ended December 31, 2015 and the period ended December 31, 2014, respectively). Absent this reimbursement, total return would be lower.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

16	See Notes to Financial Statements.

Eaton Vance

VT Bond Fund

December 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance VT Bond Fund (the Fund) is a non-diversified series of Eaton Vance Variable Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is total return. The Fund offers Initial Class and ADV Class shares, which are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund is generally made available for purchase only to separate accounts established by participating insurance companies and qualified pension or retirement plans.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. The value of preferred equity securities that are valued by a pricing service on a bond basis is adjusted by an income factor, as determined by the investment adviser, to reflect the next anticipated regular dividend.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Fund’s investment in Cash Reserves Fund reflects the Fund’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

17

Eaton Vance

VT Bond Fund

December 31, 2015

Notes to Financial Statements — continued

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of December 31, 2015, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, if an election is made on behalf of a separate account, to receive some or all distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

18

Eaton Vance

VT Bond Fund

December 31, 2015

Notes to Financial Statements — continued

The tax character of distributions declared for the year ended December 31, 2015 and for the period ended December 31, 2014 was as follows:

	Year Ended December 31, 2015	Period Ended December 31, 2014(1)

Distributions declared from:
Ordinary income	$931,482	$194,605
Long-term capital gains	$51,893	$—
Tax return of capital	$42,111	$3,387

(1)	For the period from the start of business, September 15, 2014, to December 31, 2014.

During the year ended December 31, 2015, accumulated net realized loss was decreased by $96,040 and accumulated distributions in excess of net investment income was increased by $96,040 due to differences between book and tax accounting, primarily for foreign currency gain (loss), paydown gain (loss), premium amortization, accretion of market discount and distributions from REITs. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2015, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Post October capital losses	$(143,368)
Late year ordinary losses	$(121,535)
Net unrealized depreciation	$(3,840,635)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to distributions from REITs, premium amortization and accretion of market discount.

At December 31, 2015, the Fund had a net capital loss of $143,368 attributable to security transactions incurred after October 31, 2015 that it has elected to defer. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending December 31, 2016. Additionally, at December 31, 2015, the Fund had a late year ordinary loss of $121,535, related to certain specified losses realized after October 31, 2015, which it has elected to defer to the following taxable year pursuant to income tax regulations.

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2015, as determined on a federal income tax basis, were as follows:

Aggregate cost	$18,238,632

Gross unrealized appreciation	$350,737
Gross unrealized depreciation	(4,189,427)

Net unrealized depreciation	$(3,838,690)

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.55% of the Fund’s average daily net assets up to $1 billion and at reduced rates on daily net assets of $1 billion or more, and is payable monthly. For the year ended December 31, 2015, the investment adviser fee amounted to $101,697 or 0.55% of the Fund’s average daily net assets. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.20% and 0.95% of the Fund’s average daily net assets for Initial Class and ADV Class, respectively. This agreement may be changed or terminated after April 30, 2016. Pursuant to this agreement, EVM was allocated $48,398 of the Fund’s operating expenses for the year ended December 31, 2015. EVM also serves as administrator of the Fund, but receives no compensation. Eaton Vance Distributors, Inc. (EVD), the Fund’s principal underwriter and an affiliate of EVM, received distribution fees (see Note 4).

19

Eaton Vance

VT Bond Fund

December 31, 2015

Notes to Financial Statements — continued

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund are officers of EVM.

4  Distribution Plan

The Fund has in effect a distribution plan for Initial Class shares (Initial Class Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Initial Class Plan, the Fund pays EVD a distribution fee of 0.25% per annum of its average daily net assets attributable to Initial Class shares for the sale and distribution of Initial Class shares. Distribution fees paid or accrued to EVD for the year ended December 31, 2015 amounted to $24. Insurance companies receive such fees from EVD based on the value of shares held by such companies. The insurance companies through which investors hold shares of the Fund may also pay fees to third parties in connection with the sale of variable contracts and for services provided to variable contract owners. The Fund, EVM or EVD are not a party to these arrangements. Investors should consult the prospectus and statement of additional information for their variable contracts for a discussion of these payments. EVD may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Distribution fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan (Servicing Plan) for Initial Class and ADV Class. The Servicing Plan allows the Trust to enter into shareholder servicing agreements with insurance companies, investment dealers, broker/dealers or other financial intermediaries that provide shareholder services relating to Fund shares and their shareholders, including variable contract owners or plan participants with interests in the Fund. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.25% of its average daily net assets attributable to each class that are subject to shareholder servicing agreements. No shareholder servicing fees are levied on shares owned by EVM, its affiliates, or their respective employees or clients and may be waived under certain other limited conditions. For the year ended December 31, 2015, there were no shareholder servicing fees accrued for Initial Class and ADV Class shares.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, and including maturities, paydowns and principal repayments on Senior Loans, aggregated $7,580,927 and $6,665,924, respectively, for the year ended December 31, 2015.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Initial Class	Year Ended December 31, 2015	Period Ended December 31, 2014(1)

Sales	5,656	1,000
Issued to shareholders electing to receive payments of distributions in Fund shares	39	—
Redemptions	(2,848)	—

Net increase	2,847	1,000

ADV Class	Year Ended December 31, 2015	Period Ended December 31, 2014(1)

Sales	—	1,999,000

Net increase	—	1,999,000

(1)	For the period from the start of business, September 15, 2014, to December 31, 2014.

At December 31, 2015, EVM owned 99.9% of the value of the outstanding shares of the Fund.

20

Eaton Vance

VT Bond Fund

December 31, 2015

Notes to Financial Statements — continued

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through September 2, 2016. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2015.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2015, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Corporate Bonds & Notes	$—	$4,003,642	$—	$4,003,642
Foreign Corporate Bonds	—	2,519,355	—	2,519,355
Foreign Government Bonds	—	2,277,966	—	2,277,966
Convertible Bonds	—	1,692,989	—	1,692,989
Asset-Backed Securities	—	313,108	—	313,108
Commercial Mortgage-Backed Securities	—	332,715	—	332,715
Senior Floating-Rate Loans	—	219,185	—	219,185
Tax-Exempt Investments	—	50,467	—	50,467
Common Stocks	2,626,623	—	—	2,626,623
Convertible Preferred Stocks	—	363,892	—	363,892

Total Investments	$2,626,623	$11,773,319	$—	$14,399,942

The Fund held no investments or other financial instruments as of December 31, 2014 whose fair value was determined using Level 3 inputs. At December 31, 2015, there were no investments transferred between Level 1 and Level 2 during the year then ended.

21

Eaton Vance

VT Bond Fund

December 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Variable Trust and Shareholders of Eaton Vance VT Bond Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance VT Bond Fund (the “Fund”) (one of the funds constituting Eaton Vance Variable Trust), including the portfolio of investments, as of December 31, 2015, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period from the start of business, September 15, 2014, to December 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of December 31, 2015, by correspondence with the custodian, brokers, and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance VT Bond Fund as of December 31, 2015, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from the start of business, September 15, 2014, to December 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 23, 2016

22

Eaton Vance

VT Bond Fund

December 31, 2015

Federal Tax Information (Unaudited)

As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended December 31, 2015, the Fund designates approximately $151,550, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2015 ordinary income dividends, 14.61% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2015, $51,893 or, if subsequently determined to be different, the net capital gain of such year.

23

Eaton Vance

VT Bond Fund

December 31, 2015

Management and Organization

Fund Management.  The Trustees of Eaton Vance Variable Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVMI is an indirect, wholly-owned subsidiary of EVC. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD and EVMI. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

24

Eaton Vance

VT Bond Fund

December 31, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Vice-Chairperson of the Board and Trustee	2016 (Vice-Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland(3) 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairperson of the Board and Trustee	2007 (Chairperson) and 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

25

Eaton Vance

VT Bond Fund

December 31, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Sutherland began serving as a Trustee effective May 1, 2015.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

26

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

27

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

17305    12.31.15

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a)-(d)

Eaton Vance VT Bond Fund, Eaton Vance VT Floating-Rate Income Fund and Eaton Vance VT Large-Cap Value Fund (the “Fund(s)”) are series of Eaton Vance Variable Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 3 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.

The following table presents the aggregate fees billed to each Fund for the Fund’s fiscal years ended December 31, 2014 and December 31, 2015 by the Fund’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance VT Bond Fund

Fiscal Years Ended	12/31/14*	12/31/15
Audit Fees	$32,050	$37,030
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$12,500	$22,400
All Other Fees(3)	$0	$0

Total	$44,550	$59,430

*	Fund commenced operations on 9/15/14

Eaton Vance VT Floating-Rate Income Fund

Fiscal Years Ended	12/31/14	12/31/15
Audit Fees	$62,683	$65,181
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$7,990	$8,230
All Other Fees(3)	$0	$0

Total	$70,673	$73,411

Eaton Vance VT Large-Cap Value Fund

Fiscal Years Ended	12/31/14	12/31/15
Audit Fees	$31,210	$25,927
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$9,390	$10,407
All Other Fees(3)	$0	$0

Total	$40,600	$36,334

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other tax related compliance/planning matters
(3)	All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

	12/31/14	12/31/15
Audit Fees	$125,943	$128,137
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$29,880	$41,037
All Other Fees(3)	$0	$0

Total	$155,823	$169,174

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonable related to the performance of the audit of financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	12/31/14	12/31/15
Registrant(1)	$29,880	$41,037
Eaton Vance(2)	$99,750	$56,434

(1)	Includes all of the Series in the Trust.
(2)	The investment adviser to the Funds, as well as any of its affiliates that provide ongoing services to the Funds, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Variable Trust

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	February 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	February 22, 2016

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	February 22, 2016